[Translation]
[H&M Final]






               SECURITIES REGISTRATION STATEMENT

                        (for NAV Sale)



                   ANNUAL SECURITIES REPORT

                       (the Fourth Term)
                    From:  December 1, 1997
                    To:  November 30, 1998



        AMENDMENT TO SECURITIES REGISTRATION STATEMENT

                        (for NAV Sale)















            PUTNAM GLOBAL GOVERNMENTAL INCOME TRUST










               SECURITIES REGISTRATION STATEMENT

                        (for NAV Sale)



























            PUTNAM GLOBAL GOVERNMENTAL INCOME TRUST


               SECURITIES REGISTRATION STATEMENT

To:  Director of Kanto Local Finance Bureau
                                        Filing Date: March 16, 1999


Name of the Registrant Fund:            PUTNAM GLOBAL GOVERNMENTAL INCOME TRUST

Name of Trustees:                       George Putnam
                                        William F. Pounds
                                        Jameson A. Baxter
                                        Hans H. Estin
                                        John A. Hill
                                        Ronald J. Jackson
                                        Paul L. Joskow
                                        Elizabeth T. Kennan
                                        Lawrence J. Lasser
                                        John J. Mullin III
                                        Robert E. Patterson
                                        Donald S. Perkins
                                        George Putnam, III
                                        A.J.C. Smith
                                        W. Thomas Stephens
                                        W. Nicholas Thorndike

Address of Principal Office:            One Post Office Square
                                        Boston, Massachusetts 02109
                                        U.S.A.

Name and Title of Registration Agent:   Harume Nakano
                                        Attorney-at-Law
                                        Signature [Harume Nakano]_
                                                       (Seal)
                                        Ken Miura
                                        Attorney-at-Law
                                        Signature [Ken Miura]_____
                                                       (Seal)

Address or Place of Business            Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Name of Liaison Contact:                Harume Nakano
                                        Ken Miura
                                        Attorneys-at-Law

Place of Liaison Contact:               Hamada & Matsumoto
                                        Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Phone Number:                           03-3580-3377
                            - ii -



           Public Offering or Sale for Registration

Name of the Fund Making Public          PUTNAM GLOBAL GOVERNMENTAL
Offering or Sale of Foreign             INCOME TRUST
Investment Fund Securities:

Type and Aggregate Amount of       Up to 80 million Class M Shares
Foreign Investment Fund Securities Up to the total amount obtained by
to be Publicly Offered or Sold:    aggregating the net asset value
                                   per Class M Share in respect of
                                   80 million Class M Shares
                                   (The maximum amount expected to be
                                   sold is 1034.4 million U.S.
                                   dollars (yen120.35 billion)).

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=yen116.35 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 29, 1999.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M
     Share as of January 31, 1999 (U.S.$ 12.93) by 80  million
     Class M Shares for convenience.


      Places where a copy of this Securities Registration
         Statement is available for Public Inspection


                        Not applicable.


    (Total number of pages of this Securities Registration
                   Statement in Japanese is
              8 including front and back pages.)





                        C O N T E N T S

                                                Japanese  This
                                                OriginalEnglish
                                                      Translation


PART I.   INFORMATION CONCERNING SECURITIES         1      1


PART II.  INFORMATION CONCERNING ISSUER             4      6

I.   DESCRIPTION OF THE FUND                        4      6

II.  OUTLINE OF THE FUND                            4      6

III. OUTLINE OF THE OTHER RELATED COMPANIES         4      6

IV.  FINANCIAL CONDITION OF THE FUND                4      6

V.   SUMMARY OF INFORMATION CONCERNING
     FOREIGN INVESTMENT FUND SECURITIES             4      6

VI.  MISCELLANEOUS                                  4      6


PART III. SPECIAL INFORMATION                       6      8

I.   OUTLINE OF REGULATORY SYSTEM IN UNITED STATES  6      8

II.  FINANCIAL CONDITIONS OF THE INVESTMENT
     MANAGEMENT COMPANY                            12     16

III. FORM OF FOREIGN INVESTMENT
     FUND SECURITIES                               12     16

PART I.                       INFORMATION CONCERNING SECURITIES

1.   NAME OF FUND:            PUTNAM GLOBAL GOVERNMENTAL INCOME TRUST
                              (hereinafter referred to as the "Fund")

2.   NATURE OF FOREIGN        Three classes of shares (Class A shares,
     INVESTMENT FUND SECU-    Class B shares and Class M shares)
     RITIES CERTIFICATES:     Registered shares without par value.
                              In Japan, Class M Shares
                              (hereinafter referred to as the
                              "Shares") are for public
                              offering.  No rating has been
                              acquired.

3.   NUMBER OF SHARES TO      Up to 80 million Shares
     BE OFFERED FOR SALE
     (IN JAPAN)

4.   TOTAL AMOUNT OF          Up to the total amount obtained by aggregating
     OFFERING PRICE:          the respective net asset value
                              per Share in respect of 80 million Shares
                              (The maximum amount expected to be
                              sold is 1034.4 million U.S. dollars
                              (yen120.35 billion).)

    Note 1: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the net asset value per Share as of January 29, 1999 ($12.93) by the number of Shares to be offered (80 million).

    Note 2: Dollar amount is translated for convenience at the rate of $1.00=yen116.35 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31,
          1999).  The same applies hereinafter.

    Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5.   ISSUE PRICE:             The Net Asset Value per Share next
                              calculated on a Fund Business
                              Day after the application for
                              purchase is received by the
                              Fund.

    Note:A "Fund Business Day" means a day on which the New
          York Stock Exchange is open for business.

6.   SALES CHARGE:            The sales charge in Japan shall be
                              3% of the amount obtained by
                              deduction of the amount
                              equivalent to 3% of the public
                              offering price from such price
                              (hereinafter referred to as the
                              "Sales Price").  Any amount,
                              which is over the net asset
                              value, of the Sales Price shall
                              be retained by Putnam Mutual
                              Funds Corp., principal
                              underwriter of the Fund.
                              The public offering price means the
                              amount calculated by dividing
                              the net asset value by (1-
                              0.0325) and rounded to three
                              decimal places.

7.   MINIMUM AMOUNT OR        The minimum amount for purchase of
     NUMBER OF SHARES         Shares is 300 shares and in integral
     FOR SUBSCRIPTION:        multiples of 100 shares for the
                             initial subscription and of 100
                             Shares and integral multiples of
                             100 Shares for any subsequent
                             subscription. Provided, however,
                             even in the case of the
                             subsequent subscription, a
                             Shareholder shall hold 300 Shares
                             or more after the subscription.

8.   PERIOD OF SUBSCRIPTION:  From:  April 1, 1999 (Thursday)
                              To:    March 31, 2000 (Friday)
                              Provided that the subscription
                              is handled only on a Fund
                              Business Day and a business day
                              when securities companies are
                              open for business in Japan.

9. DEPOSIT FOR SUBSCRIPTION:  None.

10.  PLACE OF SUBSCRIPTION:   Towa Securities Co., Ltd.
                              (hereinafter referred to as "
                              Towa" or the "Distributor")
                              16-7, Nihonbashi 1-chome,Chuo-ku, Tokyo

    Note:The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

11.  DATE AND PLACE           Investors shall pay the Issue Price and Sales
     OF PAYMENT:              Charge to Towa within 4 business days
                              in Japan from the day when Towa
                              confirms the execution of the
                              order (the "Trade Day") (see
                              page 16 in the following
                              securities report).
                              The total issue price for each
                              Application Day will be
                              transferred by Towa to the
                              account of the Fund at Putnam
                              Fiduciary Trust Company, the
                              transfer agent, within 3 Fund
                              Business Days (hereinafter
                              referred to as "Payment Date")
                              from (and including) the
                              Application Day.

12.  OUTLINE OF UNDERWRITING, ETC.:
(A) Towa undertakes to make a public offering of Shares in accordance with an agreement dated November 21, 1997 with Putnam Mutual Funds Corp. in connection with the sale of the Shares in Japan.
(B) During the public offering period, Towa will execute or forward the purchase orders and repurchase requests of the Shares received directly or indirectly through other Sales and Repurchase Handling Companies (hereinafter referred to as "Sales Handling Company") to the Fund.
 (C) The Fund has appointed Towa as the Agent Company in
     Japan.
    Note:"The Agent Company" shall mean a securities company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and sales handling securities companies rendering such other services.

13.  MISCELLANEOUS:
(A)  Method of Subscription:
          Investors who subscribe to Shares shall enter into with a Distributor or a Sales Handling Company an agreement concerning transactions of foreign securities. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed agreements (hereinafter referred to as "Account Contract") and the investors submit to the Distributor or the Sales Handling Company an application for requesting the opening of a transactions account under the Account Contract. The subscription amount shall be paid in yen and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Distributor or Sales Handling Company.
          The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as custodian for the Fund by Towa on the Payment Date.

(B)  PERFORMANCE INFORMATION
          The following information provides some indication of the Fund's risks. The chart shows year-to-year changes in the performance of the Fund's class M shares. The table following the chart compares the Fund's performance to that of a broad measure of market performance. Of course, the Fund's past performance is not an indication of future performance.

     Calendar Year Total Returns - Class M

1989    7.08%
1990   16.04%
1991   14.82%
1992    4.18%
1993   13.39%
1994  -10.21%
1995   15.42%
1996    9.21%
1997   -0.64%
1998    3.24%

          During the periods shown in the bar chart, the highest return for a quarter was 7.17% (quarter ending
     12/ 31/90) and the lowest return for a quarter was -5.42
     % (quarter ending 3/31/ 94).

     Average Annual Total Returns (for periods ending
     12/31/98)
                     Past 1 year    Past 5 years   Past 10 years
     Class M            3.24%           3.03%         6.94 %
     Salomon            15.30 %         7.85 %         8.97 %
     Brothers World
     Government
     Bond Index

          Unlike the bar chart, this performance information reflects the impact of sales charges. Class M share performance reflects the current maximum initial sales charge. Performance of Class M share in the bar chart and table following the bar chart, for periods prior to their inception on March 17, 1995, is derived from the historical performance of the Fund's Class A shares (not offered in Japan), adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by class M shares. The Fund's performance is compared to the Salomon Brothers World Government Bond Index, a market capitalization-weighted benchmark that tracks performance of government-bond market in 14 countries.

(C)  FEES AND EXPENSES
          This table summarizes the fees and expenses
     investors may pay if they invest in the Fund. Expenses are based on the fund's last fiscal year.
     Shareholder Fees
          (Fees paid directly from investor's         Class M
                      investment)                     Shares
     Maximum Sales Charge (Load) Imposed on            3.25%
     Purchases
     (as a percentage of the offering price)
     Maximum Deferred Sales Charge (Load) (as a        NONE
     percentage of the original purchase price or redemption proceeds, whichever is lower)

     Annual Fund Operating Expenses (expenses that are
     deducted from fund assets)
         Management Fees Distribution    Other     Total Annual
                         (12b-1) Fees   Expenses       Fund
                                                    Operating
                                                     Expenses
Class M       0.78%         0.50%        0.23%        1.51%

(D)  EXAMPLE
          This example translates the "total annual fund operating expenses" shown in the preceding table into dollar amounts. By doing this, investors can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that investors invest $10,000 in the fund for the time periods shown and then redeem all investors' shares at the end of those periods. It also assumes a 5% return on investor's investment each year and that the fund's operating expenses remain the same. The example is hypothetical; investors' actual costs and returns may be higher or lower.

                1 year       3 years     5 years      10 years
     Class M     $474         $787        $1,122       $2,068

 (E) Offerings other than in Japan:
          Shares are simultaneously offered in the United
     States of America.
PART II.  INFORMATION CONCERNING ISSUER

I.   DESCRIPTION OF THE FUND
     The description in this item is the same as the description in I. DESCRIPTION OF THE FUND of the
     Securities Report set forth below (the Securities Report mentioned below, from page 1 to page 26)

II.  OUTLINE OF THE FUND
     The description in this item is the same as the description in II. OUTLINE OF THE FUND of the Securities
     Report set forth below (Ditto, from page 27 to page 56)

III. OUTLINE OF THE OTHER RELATED COMPANIES
     The description in this item is the same as the description in III. OUTLINE OF THE OTHER RELATED
     COMPANIES of the Securities Report set forth below
     (Ditto, from page 57 to page 58)

IV.  FINANCIAL CONDITIONS OF THE FUND
     The description in this item is the same as the description in IV. FINANCIAL CONDITIONS OF THE FUND of the Securities Report set forth below (Ditto, from page
     59 to page 131)

V. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES
     The description in this item is the same as the description in VI. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES of the Securities Report set forth below (Ditto, page 153)

VI.  MISCELLANEOUS
         (1)  The following documents were filed with the
         Ministry of Finance of Japan or the Director of Kanto
         Local Finance Bureau in connection with the Fund.
          April 30, 1998:     Annual Securities Report
                              Amendment to Securities Registration Statement
          July 31, 1998:      Annual Semi-annual Report
                              Amendment to Securities Registration Statement
          August 13, 1998     Amendment to Securities Registration Statement
          November 13, 1998:  Securities Registration Statement
(2) The ornamental design is used in cover page of the Japanese Prospectus.
(3)  The following must be set forth in the Prospectus.
     Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of
     Part I., Information on the securities, "I. Descriptions of the Fund", "III. Outline of Other Related Companies" and "IV. Financial Condition of the Fund" in Part II,
     Information on the Issuer, of the SRS.


PART III. SPECIAL INFORMATION


I.   OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN
     MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the fund and the full text of any referenced statutes and regulations.

I.   Massachusetts Business Trusts

     A.   General Information

          Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

          Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

     B.   Shareholder Liability

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II.  United States Investment Company Laws and Enforcement

     A.   General

          In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

          1.  Investment Company Act of 1940

              The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

          2.  Securities Act of 1933

              The Securities Act of 1933, as amended (the
          "1933 Act"), regulates many sales of securities.
          The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

          3.  Securities Exchange Act of 1934

              The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

          4.  The Internal Revenue Code

              An investment company is an entity subject to federal income taxation under the Internal Revenue Code. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

          5.  Other laws

              The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

     B.   Outline of the Supervisory Authorities

          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

          1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933
          Act, and the 1934 Act, among others, to the Fund.
          The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

          2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

     C.   Offering Shares to the Public

          An investment company ("investment company" or fund) offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

     D.   Ongoing Requirements

          Under U.S. law, a fund is subject to numerous ongoing requirements, including, but not limited to;

          1. Updating its prospectus if it becomes materially inaccurate or misleading;

          2.  Annual update of its registration statement;

          3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

          4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

          5.  Maintenance of a code of ethics; and

          6.  Periodic board review of certain fund
          transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

     The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

     The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV.  Share Information

     A.   Valuation

          Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

     B.   Redemption

          Shareholders may generally sell shares of a fund to that fund any day the fund is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

     C.   Transfer agency

          The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V.   Shareholder Information, Rights and Procedures for the
Exercise of Such Rights

     A.   Voting Rights

          Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

     B.   Dividends

          Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

     C.   Dissolution

          Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares he owns.

     D.   Transferability

          Shares of a fund are typically transferable without restriction.

     E.   Right to Inspection

          Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI.  U.S. Tax Matters

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States
Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company" and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Fund distributions will be taxable to shareholders as ordinary income, except that any distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such, regardless of how long a shareholder has held shares in the Fund.
Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Shareholders who are not subject to U.S. federal income tax on their income generally will not have to pay such tax on amounts distributed to them.

     Distributions from capital gains are made after applying any available capital loss carryovers.

     The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund".

     A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.
Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number
(TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

     The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations generally will be effective for payment made after December 31, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisors with respect to the potential application of these new regulations.

     Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for more than 182 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan"on page 38 of the Annual Report.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to foreign state or local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law.

VII. Important Participants in Offering of Mutual Fund Shares

     A.   Investment Company

          Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

     B.   Investment Adviser/Administrator

          The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

     C.   Underwriter

          An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940
     Act, the 1933 Act, the 1934 Act, and state laws.

     D.   Transfer Agent

          A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

     E.   Custodian

          A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.


II.  FINANCIAL CONDITION OF THE INVESTMENT MANAGEMENT COMPANY

     The description in this item is same as the description in V. FINANCIAL CONDITION OF THE INVESTMENT MANAGEMENT
     COMPANY of the Securities Report set forth below (Ditto, from page 132 to page 152)


III. FORM OF FOREIGN INVESTMENT FUND SECURITIES

     Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

     (1)  Front

     a.   Name of the Fund
     b.   Number of shares represented
     c.   Signatures of the Chairman and Transfer Agent
     d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

     (2)  Back

     a.   Space for endorsement
     b.   Description concerning delegation of transfer agency
















                   ANNUAL SECURITIES REPORT
                    THE FOURTH FISCAL YEAR
                    FROM: NOVEMBER 1, 1997
                     TO: OCTOBER 31, 1998


















            PUTNAM GLOBAL GOVERNMENTAL INCOME TRUST

                   ANNUAL SECURITIES REPORT
                    The Fourth Fiscal Year
                    From: November 1, 1997
                     To: October 30, 1998

To:  Director of Kanto Local Finance Bureau
                                       Filing Date: March 16, 1999

Name of the Registrant Trust:          PUTNAM GLOBAL GOVERNMENTAL INCOME TRUST

Name of Trustees:                      George Putnam
                                       William F. Pounds
                                       Jameson A. Baxter
                                       Hans H. Estin
                                       John A. Hill
                                       Ronald J. Jackson
                                       Paul L. Joskow
                                       Elizabeth T. Kennan
                                       Lawrence J. Lasser
                                       John H. Mullin, III
                                       Robert E. Patterson
                                       Donald S. Perkins
                                       George Putnam, III
                                       A.J.C. Smith
                                       W. Thomas Stephens
                                       W. Nicholas Thorndike

Address of Principal Office:            One Post Office Square
                                        Boston, Massachusetts 02109
                                        U.S.A.

Name and Title of Registration Agent:   Harume Nakano
                                        Attorney-at-Law
                                        Signature [Harume Nakano]
                                                      (Seal)
                                        Ken Miura
                                        Attorney-at-Law
                                        Signature [Ken Miura]
                                                      (Seal)

Address or Place of Business            Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Name of Liaison Contact:                Harume Nakano
                                        Ken Miura

                             - ii -


Place of Liaison Contact:               Hamada & Matsumoto
                                        Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Phone Number:                 03-3580-3377



         Places where a copy of this Annual Securities
           Report is available for Public Inspection


                        Not applicable.


  (Total number of pages of this Annual Securities Report in
                          Japanese is
              79 including front and back pages.)




                        C O N T E N T S

                                                Japanese  This
                                                OriginalEnglish
                                                      Translation



I.   DESCRIPTION OF THE FUND                        1      1

     l.   GENERAL INFORMATION                       1      1

     2.   INVESTMENT POLICY                         6      7

     3.   MANAGEMENT STRUCTURE                     11     14

     4.   INFORMATION CONCERNING THE EXERCISE
          OF RIGHTS BY SHAREHOLDERS, ETC.          21     29

     5.   STATUS OF INVESTMENT FUND                24     33

II.  OUTLINE OF THE FUND                           27     37

III. OUTLINE OF THE OTHER RELATED COMPANIES        57     72

IV.  FINANCIAL CONDITION OF THE FUND               59     74

V.   FINANCIAL CONDITIONS OF THE INVESTMENT
     MANAGEMENT COMPANY                           132     80

VI.  SUMMARY OF INFORMATION CONCERNING
     FOREIGN INVESTMENT FUND SECURITIES           153     80

VII. REFERENCE INFORMATION                        153     80


Note 1:        The exchange rate of U.S. dollars ("Dollar" or
           "$") into Japanese Yen used herein is yen116.35 for one U.S. Dollar, which is the actual middle point between the selling and buying currency rate by telegraphic transfer on January 29, 1999 quoted by The Bank of Tokyo-Mitsubishi, Ltd. The same applies hereinafter.

Note 2:        In this report, money amounts and percentages
           have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounding up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3:        In this report, "fiscal year" refers to a year
           from November 1 to October 31 of the following year. However, the first fiscal year refers to a period from March 17, 1995 (Inception of the Fund) to October 31, 1995.
                 I.   DESCRIPTION OF THE FUND

1.   GENERAL INFORMATION
(A)  Outline of Laws Regulating the Fund in the Jurisdiction
     Where Established:
     (1)  Name of the Fund:   Putnam Global Governmental
     Income Trust (the "Fund")
     (2)  Form of the Fund
          Putnam Global Governmental Income Trust is a
     Massachusetts business trust organized on June 30, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.
          The Fund is an open-end non-diversified management investment company with an unlimited number of authorized shares of beneficial interest which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into any series. Only the Fund's class M shares are currently offered in Japan. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.
          Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.
     The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
          If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may choose to redeem the shareholders' shares. Shareholders will receive at least 30 days' written notice before the Fund redeems their shares, and shareholders may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.
     YEAR 2000 ISSUES. The Fund could be adversely affected if the computer systems used by the Investment Management Company and the Fund's other service providers do not properly process and calculate the date-related information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on the Fund, both in its operations and in its investments. The Investment Management Company is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the Fund will not be adversely impacted by these matters.
     (3)  Governing Laws
          The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elects to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.
          The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:
          a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts
              Chapter 182 provides in part as follows:
              A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.
              A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.
              Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.
          b.  Investment Company Act of 1940
              The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.
          c.  Securities Act of 1933
              The Securities Act of 1933, as amended (the
          "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.
          d.  Securities Exchange Act of 1934
              The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.
          e.  The Internal Revenue Code
              The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.
          f.  Other laws
              The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.
 (B) Outline of the Supervisory Authorities
          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.
          a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.
          b. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.
 (C) Objectives and Basic Nature of the Fund:
     GOAL
          The Fund seeks high current income by investing principally in debt securities of Non-U.S. or U.S. governmental entities, including supranational issuers. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income.

     MAIN INVESTMENT STRATEGIES - NON-U.S. AND U.S. GOVERNMENT
     DEBT
          Under normal market conditions, the Fund invests mostly in debt issued or guaranteed by national, provincial, state or other governments with taxing authority or their agencies or by supranational entities. Supranational entities include international banking institutions and other organizations supported by government entities to promote economic reconstruction or developments, such as the World Bank and the European Coal and Steel Community. The Fund generally diversifies its investments among a number of different countries by investing its assets in at least three different countries, one of which may be the United States. Although the Fund mainly invests in developed nations and in debt of investment-grade quality, it can also invest in developing (also known as emerging) markets or in debt of below investment-grade quality ("junk bonds").
          The Fund generally invests significantly in mortgage-backed investments (which represent participations in or are secured by mortgage loans) of U.S. governmental entities. Some of these investments are not supported by the full faith and credit of the U.S. government. Similarly, some of the obligations of non-U.S. governmental entities in which the Fund invests are not supported by the full faith and credit of a non-U.S. government.

     MAIN RISKS
     The main risks that could adversely affect the value of this Fund's shares and the total return on investors' investment include
          The risk that movements in the securities markets will adversely affect the price of the Fund's investments.
          The risk that rising interest rates will cause the values of the Fund's investments to fall. Interest rate risk is generally highest for investments with long maturities and the Fund expects that its portfolio will normally be weighted towards longer maturities.
          The risk that sovereign issuers (non-U.S.
     governments), companies whose debt the fund purchases, or mortgagors who are repaying the mortgages underlying the Fund's mortgage-backed investments will fail to make timely payments of interest and principal or will default. This credit risk is higher for the debt of non-U.S. governments and corporate debt than for U.S. government debt and is higher still for debt below investment grade quality. Because a portion of the Fund's investments is in junk bonds, this risk is heightened for the Fund. Investors should carefully consider the risks associated with an investment in the Fund.
          The risks of investing outside the United States, such as currency fluctuations, economic of financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments in non-U.S. markets. These risks are increased when investing in emerging markets.
          The risk that mortgages underlying that Fund's mortgage-backed investments may be prepaid faster than expected during periods of falling interest rates, which could hurt the fund's returns. Similarly, rising interest rates may reduce the rate of prepayments, which would effectively increase its interest rate risk at times when that is least desirable---during periods of rising interest rates.

          The risk of loss from investing in fewer issuers than a Fund that invest more broadly. The Fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a
     "diversified" Fund.           Investors can lose money by
     investing in the Fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is NOT a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
 (D) History of the Fund:
         June 30, 1986:  Organization of the Fund as a
                         Massachusetts business trust.
                         Adoption of the Agreement and
                         Declaration of Trust.
     February 24, 1987:  Adoption of the Amended and Restated
                         Agreement and Declaration of Trust.
      December 3, 1993:  Adoption of the Amended and Restated
                         Agreement and Declaration of Trust
(E)  Affiliated Companies of the Fund:
          Names and related business of the affiliated companies of the Fund are as follows:
          (1) Putnam Investment Management, Inc. (the
          "Investment Management Company") renders investment management services to the Fund.
          (2) Putnam Fiduciary Trust Company (the "Custodian" and "Investor Servicing Agent") acts as Custodian and Investor Servicing Agent.
          (3) Putnam Mutual Funds Corp. (the "Principal Underwriter") engages in providing marketing services to the Fund.
          (4) Towa Securities Co., Ltd. (the "Distributor in Japan" and "Agent Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent company.

                      Related Companies of the Fund
                                 Trust
                  Putnam Global Governmental Income Trust

                                                  Investor Servicing Agreement
                               Trustees
                    (Agreement and Declaration of Trust)
                                             Custodian Agreement
Distribution Agreement

Principal Underwriter                      Custodian Investor Servicing Agent

Putnam Mutual Funds Corp.                  Putnam Fiduciary Trust Company
(acts as distributor)                      (acts as custodian and investor
                                           servicing agent of the Fund)

Japan Dealer Sales Agreement

                  Agent Securities          Management Contract
                  Company Agreement

   Distributor in Japan                         Investment Management
   Agent Company                                Company

   Towa Securities Co., Ltd.                 Putnam Investment Management, Inc.
(forwardng of sales in Japan                 (acts as investment manager of the
and rendering of service as                  Fund and investment adviser
agent company)                               concerning the Fund's assets)

2.   INVESTMENT POLICY (including risk factor)
(A)  Basic Policy for Investment and Objects of Investment
          Any investment carries with it some level of risk that generally reflects its potential for reward. The Fund pursues its goals by investing, under normal market conditions, at least 65% of its assets in debt investments issued or guaranteed by national, provincial, state or other governments with taxing authority or their agencies or by supranational entities. The Investment Management Company will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. The Fund mainly invests in:
     U.S. GOVERNMENT INVESTMENTS, INCLUDING
  -  U.S. Treasury bills, notes and bonds.
  - Obligations backed by the U.S. Treasury. These include obligations issued or guaranteed by certain agencies and instrumentalities of the U.S. government that are backed by the full faith and credit of the United States, such as mortgage participation certificates guaranteed by the Government National Mortgage Association (GNMA, commonly known as "Ginnie Mae") and Federal Housing Administration debentures.
  - Obligations backed by a federal agency or government-sponsored entity. These include obligations issued or guaranteed by certain agencies and government-sponsored entities that are supported only by the credit of such agency or entity, such as Federal National Mortgage Association (FNMA, commonly known as "Fannie Mae") bonds and Federal Home Loan Bank debt.
     The yields available from U.S. government securities are generally lower than the yields available from comparable corporate debt securities.
     OBLIGATIONS OF NON-U.S. GOVERNMENTS, THEIR AGENCIES AND INSTRUMENTALITIES, INCLUDING
  - Obligations supported by the full faith and credit of a non-U.S. government and obligations that do not have a government guarantee.
     OBLIGATIONS OF SUPRANATIONAL ENTITIES
     U.S. AND NON-U.S. CORPORATE OBLIGATIONS
          A description of the risks associated with the Fund's main investment strategies follows.
     INTEREST RATE RISK.
          The values of fixed income investments usually rise and fall in response to changes in interest rates. Declining interest rates will generally raise the value of existing debt investments, and rising interest rates will generally lower the value of existing debt investments. Changes in the values of fixed income investments usually will not affect the amount of income the Fund receives from them, but will affect the value of the Fund's shares. Interest rate risk is often greater for investments with longer maturities.
          The Fund may invest in so-called "premium"
     investments offering interest rates higher than
     prevailing market rates.   In addition, during times of
     declining interest rates, many of the Fund's investments may offer interest rates that are higher than current market rates, regardless of whether the Fund bought them at a premium. When the Fund holds premium investments, shareholders are likely to receive higher dividends (but will bear a greater risk that the value of the Fund's shares will fall) than they would if the Fund held investments offering current market rates of interest. Premium investments involve a greater risk of loss, because their values tend to decline over time.
          Investors may find it useful to compare the Fund's yield, which excludes the effect of premium securities, with its current dividend rate, which does not exclude that effect.
     CREDIT RISK.
          Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, fixed income investments of companies with relatively weaker credit prospects usually offer higher yields than those of companies with better credit prospects. Higher-rated investments generally offer lower credit risk (the risk that the issuer will fail to make timely payments of interest and principal), but not lower interest rate risk. The value of a higher-rated investment still fluctuates in response to changes in interest rates.
          The Fund will not invest more than 20% of its assets in debt securities rated, at the time of purchase, below BBB (or its equivalent) by a nationally recognized securities rating agency, or if unrated, determined by the Investment Management Company to be of comparable quality. Debt securities rated lower than BBB (and comparable unrated debt) are sometimes referred to as "junk bonds". They are considered to be of poor standing and mainly speculative. The Fund will not invest more than 5% of its assets in debt securities, at the time of purchase, rated lower than CCC (or its equivalent), or if unrated, determined by Investment Management Company to be of comparable quality. The Fund will not necessarily dispose of a security if its rating is reduced below the ratings noted above. A reduction in an investment's rating will generally cause its value to decline.
          Securities rated below CCC (and comparable unrated debt) may be in default and are generally regarded by the ratings agencies as having extremely poor prospects of ever attaining any real investment standing.
          Lower-rated investments are more likely to default in adverse economic conditions. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile, A default or expected default could also make it difficult for the Fund to sell the investments at prices approximating the value the Fund previously placed on them. The Fund might also have to participate in various legal proceedings to take possession of and manage assets that secure these obligations, this could increase the Fund's operating expenses and decrease its net asset value.
          Although the Investment Management Company considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. When the Fund buys debt of a company with poor credit prospects, the achievement of the Fund's goals depends more on Investment Management Company's ability to analyze credit risks than would be the case if the Fund were buying debt of a company with better credit prospects.
          Although U.S. government investments are generally considered to have the least credit risk, they are not completely free of credit risk. While certain U.S. government investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, other investments are subject to varying degrees of risk. The credit risks of these securities include the creditworthiness of the issuer and, in the case of mortgage-backed securities, the ability of the underlying mortgagors or other borrowers to meet their obligations. In addition, the values of these investments will still fluctuate in response to changes in interest rates.
     NON-U.S. INVESTMENTS.
          The Fund may invest without limit in securities of non-U.S. issuers that are not actively traded in U.S. markets. Non- U.S. investments involve certain special risks, including
 - Unfavorable changes in currency exchange rates: non-U.S. investments are normally issued and traded in non-U.S. currencies. As a result, their value may be affected by changes in the exchange rates between particular non-U.S. currencies and the U.S. dollar.
 - Political and economic developments: non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, imposition of restrictions on the exchange or transport of non-U.S. currency, and tax increases.
 - Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices that are as stringent as those in the United States.
 - Limited legal recourse: Legal remedies for investors such as the Fund may be more limited than those available in the United States.
 - Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its non-U.S. investments.
 - Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for domestic investments. The procedures and rules for settling non-U.S. transactions may also involve delays in payment, delivery or recovery of money or investments.
 - Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities may depend on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations.
          Certain of these risks may also apply to some extent to U.S. traded investments that are denominated in non-U.S. currencies, or to investments in U.S. companies that have significant non-U.S. operations. Special U.S. tax considerations may apply to the Fund's non-U.S. investments.
     EMERGING MARKETS.
          The risks of non-U.S. investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.
     PREPAYMENT RISK.
          Certain securities held by the Fund may permit the issuer at its option to "call," or redeem its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and a partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments under less attractive terms and yields.
          Prepayments are particularly common during periods of declining interest rates, when property owners seek to refinance their mortgages at more favorable terms; the reverse is true during periods of rising interest rates.
          Mortgage-backed investments are therefore less likely to increase in value during periods of declining interest rates than other debt of comparable maturities. In addition, they have a higher risk of decline in value during periods of rising interest rates because declining prepayment rates effectively increase the average maturity of the Fund's investments (and, therefore, its sensitivity to changes in interest rates) at time when that is least desirable. These investments can increase the volatility of the Fund.
     DERIVATIVES.
          The Fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants, forwards and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter"). The Fund may use derivatives both for hedging and non-hedging purposes. Although Investment Management Company has the flexibility to use these strategies, it may choose not to for a variety of reasons, even under volatile market conditions.
          Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management and the Fund will depend on Investment Management Company's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.
          Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the Fund.
     FEWER INVESTMENTS
          As a non-diversified investment company, the Fund can invest up to 25% of its assets in the securities of each of any two issuers, exclusive of any investments in U.S. government securities. This means that the Fund may invest more of its assets in fewer companies than most funds. As a result, the Fund is subject to increased risk of loss if the value of these investments declines. FREQUENT TRADING.
          The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.
     OTHER INVESTMENTS.
          In addition to the main investment strategies described above, the Fund may also make other types of investments, such as investments in collateralized mortgage obligations and equity securities, and therefore may be subject to other risks.
     ALTERNATIVE STRATEGIES.
          At times the Investment Management Company may judge that market conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily use alternative strategies, including investing solely in money market instruments or in securities of issuers located in the United States, that are mainly designed to limit the Fund's losses. Although the Investment Management Company has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.
     CHANGES IN POLICIES.
         The Fund's Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

 (B) Restrictions of Investment:
          Except for the investment restrictions designated as fundamental below, the investment restrictions described in this Securities Registration Statement and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental investment restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:
     (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.
     (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.
     (3) With respect to 50% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.
     (4) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.
     (5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities
     (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.
     (7) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.
     (8) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into non-U.
     S. exchange contracts and other financial transactions not involving physical commodities. (Securities denominated in gold whose value is determined by the value of gold are not considered to be commodity contacts.)
     (9) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.
          Although certain of the Fund's fundamental investment restrictions permit it to borrow money to a limited extent, it does not currently intend to do so and did not do so last year.
          The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of
     (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.
     IT IS CONTRARY TO THE FUND'S PRESENT POLICY, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, TO:
          Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.
          In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association.
     1. The Fund will not invest more than 15% of its net assets in securities that are not traded on an official stock exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to securities determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);
     2. The Fund will not borrow money in excess of 10% of the value of its total assets;
     3. The Fund will not make short sales of securities in excess of the Fund's net asset value; and,
     4. The Fund will not, together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.
          If any violation of the foregoing standards occurs, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation.
          All percentage limitations on investments (other than pursuant to non-fundamental restriction listed above) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
(C)  Distribution Policy:
          The Fund distributes any net investment income once a month and any net realized capital gains at least once a year.

3.   MANAGEMENT STRUCTURE
(A)  Outline of Management of Assets, etc.:
     A.   Valuation of assets:
          The Fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. The Fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. New York time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., New York time, and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m. New York time.
          Securities for which market quotations are readily available are valued at prices which, in the opinion of the Investment Management Company, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total value of the assets attributable to a class, and the resulting amount is divided by the number of shares of the class outstanding.
          Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
          If any securities held by the Fund are restricted as to resale, the Investment Management Company determines their fair value using procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.
          Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value using procedures approved by the Trustees.
     B.   Management Fee, etc.:
     (1)  Management Fee:
          (a) Management and Agent Company Fees
              Under a Management Contract dated February 20, 1997, the Fund pays a quarterly fee to the Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at the annual rate of 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% of any excess thereafter. Pursuant to the Management Contract and a management contract in effect prior to February 20, 1997, under which the management fee payable to the Investment Management Company was paid at the annual rate of 0.80% of the first $500 million of average net asset, 0.70% of the next $500 million, 0.65% of the next $500 million and 0.60% of any amount over $1.5 billion. For the fiscal years ending October 31, 1998, 1997 and 1996, the Fund paid $ 4,223,569, $3,005,982 and
          $3,116,163, respectively, as a management fee.
          (b) Custodian Fee and Charges of the Investor
          Servicing Agent
              Putnam Fiduciary Trust Company, the Fund's
          Custodian, shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian, not including fees paid by the Custodian to any sub-custodian, payable monthly based on the average daily total net assets of the Fund during the relevant month. Any reasonable disbursements and out-of-pocket expenses (including without limitation telephone, telex, cable and postage expenses) incurred by the Custodian, and any custody charges of banks and financial institutions to whom the custody of assets of the Fund is entrusted, will be borne by the Fund.
              The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.
              For the fiscal year ended October 31, 1998, the Fund paid $937,644 as a custodian fee and investor servicing agent fee.
          (c) Fee under Class M Distribution Plan
              The Class M distribution plan provides for payments by the Fund to Putnam Mutual Funds Corp. at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets.
              Putnam Mutual Funds Corp. makes quarterly payments to Towa and other dealers at an annual rate of 0.40% of the average net asset value of Class M shares attributable to shareholders for whom Towa and other dealers are designated as the dealer of record.
              Payments under the plan are intended to
          compensate Putnam Mutual Funds Corp. for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the payments to dealers mentioned above. Putnam Mutual Funds Corp. may suspend or modify such payments to dealers.
              For the fiscal year ended October 31, 1998, the Fund paid fees under the distribution plan of $1,129,190 for Class M shares.
          (d) Other Expenses:
              The Fund pays all expenses not assumed by Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimburses Investment Management Company for the compensation and related expenses of certain Fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $9,889 for Fiscal 1998.
              Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Board Policy Committee, which consists solely of Trustees not affiliated with the Investment Management Company and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 1998 and the fees paid to each Trustee by all of the Putnam funds during calendar 1998:

COMPENSATION TABLE
                                 Pension or        Estimated          Total
                    Aggregate    retirement        annual benefits    compensation
                    compensation benefits accrued  from all           from all
                    from the     as part of        Putnam funds       Putnam
Trustees/Year       fund (1)     fund expenses     upon retirement(2) funds (3)

Jameson A. Baxter/1994 (4)$1,204     $272              $95,000            $207,000
Hans H. Estin/1972         1,060      534               95,000             182,500
John A. Hill/1985 (4)(5   )1,048      201              115,000 (6)        200,500
Ronald J. Jackson/1996 (4) 1,165      144               95,000            200,500
Paul L. Joskow/1997 (4)    1,048       19               95,000            180,500
Elizabeth T. Kennan/1992   1,165      288               95,000            200,500
Lawrence J. Lasser/1992    1,036      216               95,000            178,500
John H. Mullin, III/1997(4)1,048       29               95,000            180,500
Robert E. Patterson/1984   1,054      161               95,000            181,000
Donald S. Perkins/1982     1,060      577               95,000            182,500
William F. Pounds/1971(5)  1,122      600              115,000 (6)        215,000
George Putnam/1957         1,042      609               95,000            179,500
George Putnam, III/1984    1,054      106               95,000            181,500
A.J.C. Smith/1986          1,020      360               95,000            176,500
W. Thomas Stephens/1997(4) 1,051       27               95,000            181,500
W. Nicholas Thorndike/1992 1,060      414               95,000            182,500

    (1) Includes an annual retainer and an attendance fee for each meeting attended.
    (2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
    (3) As of December 31, 1998, there were 113 funds in the Putnam family.
    (4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Messrs. Hill, Jackson, Stephens, Joskow and Mullin as of October 31, 1998 were $4,921, $2,658, $1,196, $901 and $846, respectively, including income earned on such amounts.
     (5) Includes additional compensation for service as Vice Chairman of the Putnam funds.


              Under a Retirement Plan for Trustees of the
          Putnam funds (the "Plan") each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement.
          This retirement benefit is payable during a
          Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.
              The Plan Administrator (a committee comprised of Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act of
          1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.
              The Investment Management Company places all
          orders for purchases and sales of Fund securities.
          In selecting broker-dealers, the Investment
          Management Company may consider research and
          brokerage services furnished to it and its
          affiliates. Subject to seeking the most favorable price and execution available, the Investment Management Company may consider sales of Fund shares (and, if permitted by law, shares of the other
          Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 1996, 1997 and 1998, the
          Fund paid $54,032, $21,663 and $65,146 in brokerage commissions, respectively. During fiscal 1998 the Fund did not pay any fees to brokers and dealers to recognize research, statistical and quotation services provided to the Investment Management Company and its affiliates.
              For the fiscal year ended October 31, 1998, the Fund paid $2,473,253in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.
     C.   Sales, Repurchases and Custody:
     (1)  Sales of Shares:
           a. Sales in the United States
                    Investors residing in the U.S. can open a
          fund account with as little as $500 and make
          additional investments at any time with as little as $50. The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. An investors' financial advisor or Putnam Investor Services generally must receive the investor's completed buy order before the close of regular trading on the exchange for the investor's shares to be bought at that day's offering price. Investors residing in the U.S. can buy shares
     -    Through a financial advisor
                   The investors' advisor will be responsible
         for furnishing all necessary documents to the Sales Handling Company, and may charge investors for investors' advisor's services.
     -    Through systematic investing
                   Investors can make regular investments of
         $25 or more per month    through automatic
         deductions from the investor's bank checking or savings account. Application forms are available through investors' advisor or the Sales Handling Company.
               Investors may also complete an order form and
     write a check for the    amount they wish to invest,
     payable to the Fund.  Return the check and   completed
     form to the Distributor.
               The Fund may periodically close to new
     purchases of shares or refuse      any order to buy
     shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.
          Class M shares
                   The following is a brief description of
         the sales charge and ongoing operating expenses of Class M shares.
     -    Initial sales charge of up to 3.25%
     - Lower sales charges for larger investments of $50,000 or more
     -    No deferred sales charge
          - Lower annual expenses, and higher dividends, than class B shares because of lower 12b-1 fee
          - Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee
          -    No conversion to class A shares, so future 12b-
          1 fee does not decrease
               Initial sales charges for class M shares

                                  Sales charge as a percentage of:
                                  Net
      Amount of purchase          amount     Offering
      at offering price ($)       invested   price *

      Under 50,000                     3.36 %     3.25 %

      50,000 but under 100,000         2.30       2.25

      100,000 but under 250,000        1.52       1.50

      250,000 but under 500,000        1.01       1.00

      500,000 but under 1,000,000      NONE       NONE

      1,000,000 and above              NONE       NONE

          * Offering price includes sales charge.
              An investor may be eligible to buy Class M
          shares at reduced sales charges.  Putnam Mutual
          Funds Corp. received $19,651, $10,412 and
          $11,362,021 in sales charges for Class M shares for fiscal years 1996, 1997 and 1998, respectively, of which it retained $1,663, $1,093 and $917,138, respectively.
           b. Sales in Japan
              In Japan, shares of the Fund are offered on any business day and on any business day of the securities company in Japan during the subscription period mentioned in "8. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement.
          A Distributor or a Sales Handling Company shall provide to the investors an Account Contract and receive from such investors an application for requesting the opening of a transactions account under the Contract. The purchase shall be made in the minimum investment of 300 Shares and in integral multiples of 100 Shares for the initial subscription and of 100 Shares and integral multiples of 100 Shares for any subsequent subscription. Provided, however, even in the case of the subsequent subscription, a Shareholder shall hold 300 Shares or more after the subscription.
              The issue price for shares during the
          subscription period shall be, in principal, the net asset value per Share next calculated on the day on which the Fund has received such application. The trade day in Japan is the day when the Distributor or the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth business day after and including the Trade Day. The sales charge in Japan shall be 3% of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount, which is over the net asset value, of the Sales Price shall be retained by Putnam Mutual Fund Corp., principal underwriter of the Fund. The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounded to three decimal places.
              The investors having entrusted a Distributor or
          a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in yen in principle and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo
          Foreign Exchange Market on the Trade Day and which shall be determined by the Distributor or the Sales Handling Company. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Company can agree.
                   In addition, the Distributors or the Sales
         Handling Companies who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the
         Fund are less than yen100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transaction of
         Foreign Securities" established by the Association.
          Distribution (12b-1) plans
         The Fund has adopted distribution plans to pay for
         the marketing of    Fund shares and for services
         provided to shareholders. The plans provide for payments at the annual rate (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of an investor's investment. The higher fees for class M shares may cost investors more than paying the initial sales charge for class A shares. Because class M shares, do not convert to class A shares, class M shares may cost investors more over time than class B shares.
     (2)  Repurchase of Shares:
      a.  Repurchase in the United States
             Investors residing in the U.S. can sell their shares back to the Fund any day the New York Stock Exchange is open, either through investors' financial advisor or directly to the Fund. Payment for redemption
     may be delayed until    the Fund collects the purchase
     price of shares, which may take up to 15 calendar     days
     after the purchase date.
         SELLING SHARES THROUGH INVESTORS' FINANCIAL ADVISOR
              Investors' advisor must receive investors'
         request in proper form before the close of regular
         trading on the New York Stock Exchange for them to receive that day's NAV, less any applicable deferred sales charge. Investors' advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge them for investors' advisor's services.
         SELLING SHARES DIRECTLY TO THE FUND
              The Investment Management Company must receive investors' request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.
         BY MAIL
              Send a signed letter of instruction to Putnam Investor Services. If investors have certificates for the shares investors want to sell, investors must include them along with completed stock power forms. BY TELEPHONE
              Investors may use the Investment Management
          Company's Telephone Redemption Privilege to redeem shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption and transfer instructions received by telephone.
              The Telephone Redemption Privilege is not available if there are certificates for investors' shares. The Telephone Redemption Privilege may be modified or terminated without notice.
         ADDITIONAL DOCUMENTS
             If investors
     -    sell shares with a value of $100,000 or more,
          - want investors' redemption proceeds sent to an address other than the investor's address as it appears on Putnam's records, or
     - have notified Putnam of a change in address within the preceding 15 days, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions.
          Stock power forms are available from investors' financial advisor, Putnam Investor Services and many commercial banks.
               Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner.
         WHEN WILL THE FUND PAY INVESTORS?
              The Fund generally sends investors payment for investors' shares the business day after investors' request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days as permitted by federal securities laws.
         REDEMPTION BY THE FUND
              If investors own fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem investors' shares without investors' permission and send investors the proceeds. The Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.
     b.   Repurchase in Japan
              Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Distributor or the Sales Handling
          Company on a Fund business day that is business day of the securities companies in Japan without a contingent deferred sales charge. The repurchase shall be made in integral multiples of 1 share.
              The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Towa, provided the request is received before the close of regular trading on the New York Stock Exchange. The payment of the price shall be made in yen through the Distributors or the Sales Handling Companies pursuant to the Account Contracts or, if the Distributors or the Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.
     (3)  Suspension of Repurchase:
              The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.
     (4)  Custody of Shares:
              Share certificates shall be held by shareholders at their own risk.
              The custody of the share certificates (if issued) representing shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of Towa. Certificates of custody for the Shares shall be delivered by the Handling Securities Companies to the Japanese Shareholders.
     D.   Miscellaneous:
     (1)  Duration and Liquidation:
              Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by a vote of the Shareholders holding at least 66 2/3% of the shares entitled to a vote or by the Trustees of the Fund by written notice to the shareholders.
     (2)  Accounting Year:
              The accounts of the Fund will be closed each year on 31st October.
     (3)  Authorized Shares:
              There is no prescribed authorized number of shares, and shares may be issued from time to time.
     (4)  Agreement and Declaration of Trust:
              Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.
              The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of shareholders holding a majority of the shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of shares but not the holders of all outstanding series and classes shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected and no vote of shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by shareholder vote.
              In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.
     (5)  Issue of Warrants, Subscription Rights, etc.:
              The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.
     (6)  How Performance Is Shown:
              FUND ADVERTISEMENTS MAY, FROM TIME TO TIME,
          INCLUDE PERFORMANCE INFORMATION. "Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.
              For purposes of calculating yield, net
          investment income is calculated in accordance with U.S. Securities and Exchange Commission regulations and may differ from net investment income as determined for financial reporting purposes. U.S. Securities and Exchange Commission regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.
              Yield is based on the price of the shares, including the maximum initial sales charge.
              "Total return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price(in the case of Class M shares .). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one-year, five-year and ten-year periods ended October 31, 1998, the average annual total return for Class
          M shares of the Fund was -4.51%, 2.47% and 6.54%, respectively. Returns for Class M shares reflect the deduction of the current maximum initial sales charge of 3.25% for Class M shares. Returns shown for Class M shares for periods prior to March 17, 1995 are derived from the historical performance of Class A shares, adjusted to reflect both the deduction of the initial sales charge and the higher operating expenses applicable to Class M shares.
          The 30-day yield for the Class M shares of the Fund for the period ended October 31, 1998 was 5.82%.
              ALL DATA ARE BASED ON PAST INVESTMENT RESULTS
          AND DO NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.
              Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.
(B)  Outline of Disclosure System:
     (1)  Disclosure in U.S.A.:
          (i) Disclosure to shareholders
              In accordance with the Investment Company Act of 1940, the investment fund is required to send to its shareholders annual and semi-annual reports containing financial information.
          (ii)Disclosure to the SEC
              The fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement annually in accordance with the Investment Company Act of 1940.
     (2)  Disclosure in Japan:
           a. Disclosure to the Supervisory Authority:
          (i) Disclosure Required under the Securities and
          Exchange Law:
              When the Fund intends to offer the shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of Trust of the Fund and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for investors and any other persons who desire at the Kanto Local Finance Bureau of the Ministry of Finance.
              The Distributors or the Sales Handling Companies in Japan of the shares shall deliver to the investors prospectuses the contents of which are substantially identical to Part I and Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan.
          (ii) Disclosure Required under the Law Concerning Securities Investment Trust Fund and Securities Investment Company:
              When the Fund handles offering or selling of Fund Share in Japan, the Fund must file with the Director of Finance Supervisory Agency a prior notification concerning certain matters of the Fund in accordance with the Law Concerning Securities Investment Trust Fund and Securities Investment Company (the "Investment Fund Law"). Also, when the Investment Management Company makes changes to the Agreement and Declaration of Trust, the Investment Management Company must file with the Director of Finance Supervisory Agency a prior notification thereof, including the contents of such changes. Further, in accordance with the Investment Fund Law, the Investment Management Company must prepare an investment management report with regard to certain matters relating to the Fund's assets immediately after the end of each fiscal period of the Fund and must immediately file above report with the Director of Finance Supervisory Agency.
           b. Disclosure to Japanese Shareholders:
              When the Investment Management Company makes changes to the Agreement and Declaration of Trust, if the contents of such changes are material, the Investment Management Company must give 30 days prior public notice thereof, including the contents of such changes, before such changes are made, and its written notice stating these matters must be given to Japanese Shareholders known to the Distributors or the Sales Handling Companies in
          Japan ; provided, however, that if such written notice is delivered to all Japanese Shareholders, no public notice is required.
              The Japanese Shareholders will be notified of the material facts which would change their position, including notices from the Trustees, through the Distributors or the Sales Handling Companies.
         The investment management report mentioned in sub-paragraph (a), (ii) above will be delivered to Japanese Shareholders known to the Distributors or the Sales Handling Companies.
 (C) Restrictions on Transactions with Interested Parties:
          Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

4.   INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY
     SHAREHOLDERS, ETC.
 (A) Rights of Shareholders and Procedures for Their Exercise:
          Shareholders must register their shares in their own name in order to exercise directly their rights as shareholders. Therefore, the shareholders in Japan who entrust the custody of their shares to the Handling Securities Company cannot exercise directly their shareholder rights, because their shares are registered in the name of the custodian. Shareholders in Japan may have the Handling Securities Companies exercise their rights on their behalf in accordance with the Account Agreement with the Handling Securities Companies.
          Shareholders in Japan who do not entrust the custody of their shares to the Handling Securities Companies may exercise their rights in accordance with their own arrangement under their own responsibility.
          The major rights enjoyed by Shareholders are as follows:
          (i) Voting rights
              Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
          (ii)Repurchase rights
              Shareholders are entitled to request repurchase of shares at their Net Asset Value at any time.
          (iii)    Rights to receive dividends
              Shareholders are entitled to receive any distribution declared by the Trustees.
          Distributions are generally made from net investment income monthly and from any net realized capital gains at least annually. Distributions from net capital gains are made after applying any available capital loss carryovers.
              Shareholders may choose three distribution options, though investors in Japan may only choose the last alternative.
              - Reinvest all distributions in additional shares without a sales charge;
              - Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or
              - Receive all distributions in cash.
          (iv)Right to receive distributions upon dissolution Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.
          (v) Right to inspect accounting books and the like
              Shareholders are entitled to inspect the
          Agreement and Declaration of Trust, the accounting
          books at the discretion of the Court and the minutes of any shareholders' meetings.
          (vi)Right to transfer shares
              Shares are transferable without restriction except as limited by applicable law.
          (vii)    Rights with respect to the U.S.
          registration statement
              If, under the 1933 Act, there is any false statement concerning any important matter in the U.S. Registration Statement, or any omission of any statement of important matters to be stated therein or not to cause any misunderstanding, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer
          (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.
 (B) Tax Treatment of Shareholders in Japan:
          The tax treatment of shareholders in Japan shall be as follows:
     (1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.
          a. The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e.
          withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax authorities.
          b. The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Paying Handling Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.
          c.  Net investment returns such as dividends, etc.
          and distributions of short-term net realized capital gain, among distributions on shares of the Fund, will be, in principle, subject to withholding of U.S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.
              Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U.S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.
              The Japanese withholding tax imposed on
          distributions as referred to in a. and b. above will be collected by way of so-called "difference collecting method." In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.
     (2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.
     (3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.
     (4) The Japanese securities transaction tax will not be imposed so far as the transactions concerned are conducted outside Japan. Such tax, however, is applicable to dealers' transactions for their own account and to privately negotiated transactions conducted in Japan.
 (C) Foreign Exchange Control in U.S.A.:
          In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese shareholders.
 (D) Agent in Japan:
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki 3-chome
          Chiyoda-ku, Tokyo
          The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;
     (1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and
     (2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.
          The agent for the registration with the Director of Kanto Local Finance Bureau of Ministry of Finance the continuous disclosure is each of the following persons:
          Harume Nakano
          Ken Miura
          Attorneys-at-law
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki, 3-chome
          Chiyoda-ku, Tokyo
      (E) Jurisdiction:
          Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:
          Tokyo District Court
          1-4, Kasumigaseki 1-chome
          Chiyoda-ku, Tokyo
5.   STATUS OF INVESTMENT FUND
(A)  Diversification of Investment Portfolio
                                 (As of January 31, 1999)

                                                              Investment
Types of Assets       Name of Country     Total U.S. Dollars  Ratio (%)
Foreign Government    United Kingdom      47,412,856          9.26
Bonds                 New Zealand         37,497,987          7.32
                      Germany             35,345,860          6.90
                      Netherlands         28,949,695          5.65
                      France              20,790,445          4.06
                      Italy               17,558,451          3.43
                      Sweden              16,496,216          3.22
                      Canada              15,977,705          3.12
                      Spain               14,273,998          2.79
                      Australia           11,059,800          2.16
                      Denmark              9,089,812          1.78
                      Greece               8,660,091          1.69
                      Russia                 179,613          0.04
           Sub-total                     263,292,529         51.43

U.S. Government       United States      135,566,245         26.48
Short-term            United States       42,743,004          8.35
Brady Bonds           Mexico               8,785,600          1.72
                      Bulgaria             6,329,688          1.24
                      Brazil               4,089,492          0.80
                      Argentina            3,103,100          0.61
           Sub-total                      22,307,880

Corporate Bonds       United States       27,189,492          5.31
                      Germany             24,654,310          4.82
                      United Kingdom      10,664,358          2.08
                      Canada               5,237,145          1.02
                      Japan                2,269,596          0.44
                      Israel                 510,000          0.10
                      Bermuda                254,800          0.05
                      Netherland              33,000          0.01
           Sub-total                      70,812,701         13.83

Common Stock          United States          144,419          0.03
Warrants              United States            9,500          0.00
Preferred Stocks      United States            1,893          0.00
Purchased Options     Japan                3,059,280          0.60

Cash, Deposit and Other
Assets (After deduction
of liabilities)                          -25,952,481         -5.07

           Total                         511,984,970        100.00
     (Net Asset Value)          (59,569 million yen)

Note:Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.
     As of January 31, 1999, 62.69%, 11.61% and 25.7% of the
     total Net Assets of the Fund was invested in securities rated AAA (or its equivalent), AA (or its equivalent) and other securities, respectively.

(B)  Results of Past Operations
 (1) Record of Changes in Net Assets (Class M Shares)
          Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of January 1999 is as follows:

                           Total Net Asset Value       Net Asset Value per Share
                            Dollar         Yen
                          (thousands)    (millions)      Dollar         Yen
1st Fiscal Year               509          59             13.59         1,581
(October 31, 1995)
2nd Fiscal Year             1,892         220             14.44         1,680
(October 31, 1996)
3rd Fiscal Year             2,506         292             13.89         1,616
(October 31, 1997)
4th Fiscal Year           213,868      24,884             12.77         1,486
(October 31, 1998)
1998 End of February      263,568      30,666             13.26         1,543
            March         283,532      32,989             12.99         1,511
            April         300,027      34,908             13.12         1,527
            May           295,662      34,400             12.89         1,500
            June          284,423      33,093             12.68         1,475
            July          265,019      30,835             12.60         1,466
            August        218,491      25,421             11.79         1,372
            September     216,123      25,146             12.41         1,444
            October       213,868      24,884             12.77         1,486
            November      208,524      24,262             12.67         1,474
            December      213,820      24,878             12.87         1,497
1999 End of January       226,303      26,330             12.93         1,504

 (Note)   Operations of Class M Shares were commenced on March 17, 1995.

 (2)  Record of Distributions Paid (unaudited)

                      Dividend          Net Asset Value
Ex-Dividend Date      (dollar)          Per Share (dollar)
April 20, 1995        0.072             12.94
July 20, 1995         0.222             13.36
October 20, 1995      0.221             13.48
December 20, 1995     0.092             13.84
March 20, 1996        0.221             13.81
June 20, 1996         0.219             13.65
September 20, 1996    0.218             14.00
December 20, 1996     0.332             14.18
March 20, 1997        0.217             13.79
June 20, 1997         0.217             13.80
September 22, 1997    0.216             13.80
December 19, 1997     0.232             13.39
January 20, 1998      0.073             13.30
February 27, 1998     0.073             13.18
March 20, 1998        0.071             13.10
April 20, 1998        0.069             12.77
May 20, 1998          0.068             12.98
June 22, 1998         0.068             13.14
July 20, 1998         0.068             12.81
August 20, 1998       0.068             11.98
September 21, 1998    0.068             12.24
October 20, 1998      0.068             12.72
November 20, 1998     0.068             12.66
December 20, 1998     0.069             12.80
January 20, 1999      0.068             12.89

(Note) Record of distribution paid and Net Asset Value per share from April 1995 to January 1999 are as follows:

 (C) Record of Sales and Repurchases
     Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:

            Number of    Number of       Net       Number of
              Shares      Shares       Increase   Outstanding
               Sold     Repurchased   (Decrease)    Shares
                                      in Shares
                                     Outstanding
1st Fiscal     42,244       4,802    37,442         37,442
Year           (0)          (0)        (0)            (0)
2nd Fiscal    138,180      44,620    93,560         131,000
Year           (0)          (0)        (0)            (0)
3rd Fiscal    121,290      71,842    49,448         180,450
Year           (0)          (0)        (0)            (0)
4th Fiscal  25,266,457  8,693,157    16,573,300   16,753,750
Year           (0)          (0)        (0)            (0)

Note:    The number of Shares sold, repurchased and
     outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. The Shares have been sold in Japan since December, 1997.
II.  OUTLINE OF THE FUND
1.   Fund
(A)  Law of Place of Incorporation
          The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on June 30, 1986.
          Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.
          The Fund is an open-end, non-diversified management company under the Investment Company Act of 1940.
(B)  Outline of the Supervisory Authority
          Refer to I - l (B) Outline of the Supervisory
     Authority.
(C)  Purpose of the Fund
          The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.
(D)  History of the Fund
         June 30, 1986:  Organization of the Fund as a
                         Massachusetts business trust.
                         Adoption of the Agreement and
                         Declaration of Trust.
     February 24, 1987:  Adoption of the Amended and Restated
                         Agreement and Declaration of Trust.
      December 3, 1993:  Adoption of the Amended and Restated
                         Agreement and Declaration of Trust
 (E) Amount of Capital Stock
          Not applicable.
(F)  Structure of the Management of the Fund
          The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Trust. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.
          The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.
          Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and
     (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Trust, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.
          On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustee shall have determined that the matter affects one or more series or classes of shares materially differently, share are voted by individual series or class; and (2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.
          Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.
          The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.
          Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.
          At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum.
     Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.
          Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.
          The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.
          The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.
          The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, and is qualified in its entirety by reference to each of those documents.

(G)  Information Concerning Major Shareholders
          Not applicable.

(H)  Information Concerning Directors, Officers and Employees
     (1) Trustees and Officers of the Fund              (as of
     January 31, 1999)
                                                      Shares
Name           Office and    Resume                   Owned
               Title
George Putnam  Chairman and  present: Chairman and    89,834
               President           Director of the
                                   Investment
                                   Management
                                   Company and
                                   Putnam Mutual
                                   Funds Corp.
                                   Director, Marsh &
                                   McLennan
                                   Companies, Inc.
John A. Hill   Vice          present: Chairman and    99
               Chairman            Managing
                                   Director, First
                                   Reserve
                                   Corporation
William F.     Vice          present: Professor       586
Pounds         Chairman            Emeritus of
                                   Management,
                                   Alfred P. Sloan
                                   School of
                                   Management,
                                   Massachusetts
                                   Institute of
                                   Technology
Jameson Adkins Trustee       present: President,      261
Baxter                             Baxter
                                   Associates, Inc.
Hans H. Estin  Trustee       present: Vice Chairman,  187
                                   North American
                                   Management Corp.
Ronald J.      Trustee       present: Former          129
Jackson                            Chairman,
                                   President and
                                   Chief Executive
                                   Officer of Fisher-
                                   Price, Inc.,
                                   Trustee of Salem
                                   Hospital and the
                                   Peabody Essex
                                   Museum
Paul. L.       Trustee       present: Elizabeth and   118
Joskow                             James Killian
                                   Professor of
                                   Economics and
                                   Management and
                                   Former Chairman
                                   of the Department
                                   of Economics at
                                   the Massachusetts
                                   Institute of
                                   Technology,
                                   Director, New
                                   England Electric
                                   System, State
                                   Farm Indemnity
                                   Corporation and
                                   Whitehead
                                   Institute for
                                   Biological
                                   Research
Elizabeth T.   Trustee       present: President       463
Kennan                             Emeritus and
                                   Professor, Mount
                                   Holyoke College
Lawrence J.    Trustee and   present: President,      139
Lasser         Vice                Chief Executive
               President           Officer and
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   and Investment
                                   Management
                                   Company Director,
                                   Marsh & McLennan
                                   Companies, Inc.
John H.        Trustee       present: Chairman and    235
Mullin, III                        Chief Executive
                                   Officer of
                                   Ridgeway Farm,
                                   Director of ACX
                                   Technologies,
                                   Inc., Alex. Brown
                                   Realty, Inc., and
                                   The Liberty
                                   Corporation
Robert E.      Trustee       present: President and   3,148
Patterson                          Trustee of Cabot
                                   Industrial Trust
                                   and Trustee of
                                   SEA Education
                                   Association
Donald S.      Trustee       present: Director of     1,665
Perkins                            various
                                   corporations,
                                   including Cummins
                                   Engine Company,
                                   Lucent
                                   Technologies,
                                   Inc., Nanophase
                                   Technologies,
                                   Inc., Springs
                                   Industries, Inc.
                                   and Time Warner
                                   Inc.
George Putnam, Trustee       present: President, New  2,484
III                                Generation
                                   Research, Inc.
A.J.C. Smith   Trustee       present: Chairman and    232
                                   Chief Executive
                                   Officer, Marsh &
                                   McLennan
                                   Companies, Inc.
W. Thomas      Trustee       present: President and   108
Stephens                           Chief Executive
                                   Officer of
                                   MacMillan Bloedel
                                   Ltd., Director of
                                   Qwest
                                   Communications
                                   and New Century
                                   Energies
W. Nicholas    Trustee       present: Director of     149
Thorndike                          various
                                   corporations and
                                   charitable
                                   organizations,
                                   including Data
                                   General
                                   Corporation,
                                   Bradley Real
                                   Estate, Inc. and
                                   Providence
                                   Journal Co.
                                   Trustee of Cabot
                                   Industrial Trust,
                                   Massachusetts
                                   General Hospital
                                   and Eastern
                                   Utilities
                                   Associations
Charles E.     Executive     present: Managing        0
Porter         Vice                Director of
               President           Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
Patricia C.    Senior Vice   present: Senior Vice     0
Flaherty       President           President of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
Ian C.         Vice          present:  Senior         0
Ferguson       President           Managing Director
                                   of Investment
                                   Management
                                   Company
Gordon H.      Vice          present: Director and    0
Silver         President           Senior Managing
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
John D. Hughes Senior Vice   present  Senior Vice     0
               President           President of the
               and                 Investment
               Treasurer           Management
                                   Company
John R. Verani Vice          present  Senior Vice     0
               President           President of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
D. William     Managing      present  Managing        0
Kohli          Director            Director of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
Jeffrey A.     Vice          present  Senior Vice     0
Kaufman        President           President of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
Jennifer E.    Vice          present  Managing        0
Leichter       President           Director of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
Richard A.     Vice          present  Director and    0
Monaghan       President           Senior Managing
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company,
                                   President and
                                   Director of
                                   Putnam Mutual
                                   Funds.
Stephen        Vice          present  Managing        0
Oristaglio     President           Director of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
Brett Browchuk Vice          present  Managing        0
               President           Director of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
Edward         Vice          present  Managing        0
D'Alelio       President           Director of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company

     (2) Employees of theFund
          The Fund does not have any employees.
(I)  Description of Business and Outline of Operation
          The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management, Inc., the investment adviser, to render investment advisory services and Putnam Fiduciary Trust Company, to hold the assets of the Fund in custody and act as the Investor Servicing Agent.
(J)  Miscellaneous
     (1)  Changes of Trustees and Officers
              Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.
     (2) Amendment to the Agreement and Declaration of Trust Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.
     (3)  Litigation and Other Significant Events
              Nothing which has or which would have a material adverse effect on the Fund has occurred which has not been disclosed. The fiscal year end of the Fund is October 31. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2.   Putnam Investment Management, Inc. (Investment Management
     Company)
 (A) Law of Place of Incorporation
     Putnam is incorporated under the General Corporation Law of The Commonwealth of Massachusetts, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

     Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(B)  Outline of the Supervisory Authority
     The Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(C) Purpose of the Company
     The Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(D)  History of the Company
          The Investment Management Company is one of
     America's oldest and largest money management firms. The Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with over $228 billion in assets with over 9 million shareholder accounts at January 31, 1999. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.
          Putnam Investment Management Inc., Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is a subsidiary of Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

(E)  Amount of Capital Stock  $462,028,873   (as of January
     31, 1999)

     1.   Amount of Capital (issued capital stock at par value):
          Common Stock 1,000 shares at $1 par value

     2.   Number of authorized shares of capital stock:
          Common Stock 1,000 shares

     3.   Number of outstanding shares of capital stock:
          Common Stock 1,000 shares

     4. Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years:

                                    Amount of Capital
            Year                (Total Stockholder's Equity)

     End of 1993                    $49,847,760

     End of 1994                    $48,149,491

     End of 1995                    $45,521,351

     End of 1996                    $45,817,658

     End of 1997                    $48,617,160

     End of 1998                    $425,782,007

 (F) Structure of the Management of the Company
     The Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

     Each fund managed by the Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, the Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

     The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company.
     The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

     In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of on-site visits and other contacts with issuers every year. the Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

     The following officers of the Investment Management Company have had primary responsibility for the day-to-day management of the Fund's portfolio since the years stated below. Their experience as portfolio managers or investment analysts over at least the last five years is also shown.

    Manager     Year                  Experience

D. William      1994  Employed by Investment Management Company
Kohli                 since 1994.
Managing              Prior to September, 1994, Mr. Kohli was
Director              employed by Global Bond Management
Jennifer E.     1998  Employed by Investment Management Company
Leichter              since 1987.
Managing
Director
Jeffrey A.      1998  Employed by Investment Management Company
Kaufman               since 1998.
Senior Vice           Prior to August 1998, Mr. Kaufman was
President             employed by MFS Investment Management.Prior
                      to 1994, Mr. Kaufman was employed at Salomon
                      Brothers.

 (G) Information Concerning Major Stockholders
     As of the end of January 1999, all the outstanding shares of capital stock of the Investment Management Company were owned by Putnam Investments, Inc. See subsection D above.

(H)  Information Concerning Officers and Employees
      The following table lists the names of various officers
 and directors of the Investment Management Company and their respective positions with the Investment Management Company.
   For each named individual, the table lists: (i) any other
organizations (excluding other Investment Management Company's funds) with which the officer and/or director has recently had or has substantial involvement; and (ii) positions held with such organization:
      List of Officers and Directors of Putnam Investment Management, Inc.
                                        (as of January 31, 1999)
                     Position
                     with Putnam
          Name       Investment    Other Business Affiliation
                     Management,
                     Inc.
1   Putnam, George   Chairman     Director of Putnam Mutual
                                  Funds Corp.
2   Lasser, Lawrence President,
    J.               CEO and
                     Director
3   Silver, Gordon   Director     Director of Putnam
    H.               and Senior   Fiduciary Trust Company and
                     Managing     Senior Managing Director of
                     Director     Putnam Mutual Funds Corp.
4   Burke, Robert W. Senior       Senior Managing Director of
                     Managing     Putnam Mutual Funds Corp.
                     Director
5   Coburn, Gary N.  Senior
                     Managing
                     Director
6   Collman,         Senior       Senior Managing Director of
    Kathleen M.      Managing     Putnam Mutual Funds Corp.
                     Director
7   Ferguson, Ian C. Senior
                     Managing
                     Director
8   Regan, Anthony   Senior
    W.               Managing
                     Director
9   Spiegel, Steven  Senior       Senior Managing Director of
                     Managing     Putnam Mutual Funds Corp.
                     Director
10  Anderson, Blake  Managing
    E.               Director
11  Antill, Jennifer Managing
                     Director
12  Beck, Robert R.  Managing
                     Director
13  Bogan, Thomas R. Managing
                     Director
14  Browchuk, Brett  Managing
                     Director
15  Cassaro, Joseph  Managing
    A.               Director
16  Cotner, C. Beth  Managing
                     Director
17  Cronin, Kevin M. Managing     Managing Director of Putnam
                     Director     Fiduciary Trust Company
18  D'Alelio, Edward Managing
    H.               Director
19  Daly, Kenneth L. Managing     Managing Director of Putnam
                     Director     Mutual Funds Corp.
20  DeTore, John A.  Managing     Managing Director of Putnam
                     Director     Fiduciary Trust Company
21  Durgarian,       Managing     Director and Managing
    Karnig H.        Director     Director of Putnam
                     and Chief    Fiduciary Trust Company
                     Financial
                     Officer
22  Esteves, Irene   Managing     Treasurer of Putnam
    M.               Director     Fiduciary Trust Company
                     and Chief
                     Financial
                     Officer
23  Gillis, Roland   Managing
                     Director
24  Haslett, Thomas  Managing
    R.               Director
25  Hurley, William  Managing     Managing Director and CFO
    J.               Director     of Putnam Mutual Funds
                                  Corp.
26  Jacobs, Jerome   Managing
    J.               Director
27  Joseph, Joseph   Managing
    P.               Director
28  Kamshad, Omid    Managing
                     Director
29  King, David L.   Managing     Managing Director of Putnam
                     Director     Mutual Funds Corp.
30  Kohli, D.        Managing
    William          Director
31  Kreisel, Anthony Managing
    I.               Director
32  Kuenstner,       Managing
    Deborah F.       Director
33  Landes, William  Managing
    J.               Director
34  Leichter,        Managing
    Jennifer         Director
35  Maloney, Kevin   Managing
    J.               Director
36  Martino, Michael Managing     Managing Director of Putnam
                     Director     Fiduciary Trust Company
37  Maxwell, Scott   Managing
    M.               Director
38  McGue, William   Managing
    F.               Director
39  McMullen, Carol  Managing
    C.               Director
40  Mcmani, Krisha   Managing
                     Director
41  Miller, Daniel   Managing
    L.               Director
42  Morgan Jr., John Managing     Managing Director of Putnam
    J.               Director     Fiduciary Trust Company

43  O'Donnell Jr.,   Managing
    C. Patrick       Director
44  Oristaglio,      Managing
    Stephen          Director
45  Peacher, Stephen Managing
    C.               Director
46  Porter, Charles  Managing
    E.               Director
47  Reilly, Thomas   Managing
    V.               Director
48  Schultz,         Managing     Managing Director of Putnam
    Mitchell D.      Director     Mutual Funds Corp.
49  Scott, Justin M. Managing     Managing Director of Putnam
                     Director     Fiduciary Trust Company
50  Shadek Jr.,      Managing     Managing Director of Putnam
    Edward T.        Director     Fiduciary Trust Company
51  Starr, Loren     Managing     Managing Director of Putnam
                     Director     Mutual Funds Corp.
52  Swift, Robert    Managing
                     Director
53  Talanian, John   Managing     Managing Director of Putnam
    C.               Director     Mutual Funds Corp.
54  Tibbetts,        Managing     Managing Director of Putnam
    Richard B.       Director     Mutual Funds Corp.
55  Waldman, David   Managing
    L.               Director

56  Wetlaufer, Eric  Managing
                     Director
57  Woolverton,      Managing     Managing Director of Putnam
    William H.       Director     Mutual Funds Corp.
58  Zieff, William   Managing
    E.               Director
59  Arends, Michael  Senior Vice  Senior Vice President of
    K.               President    Putnam Mutual Funds Corp.
60  Asher, Steven E. Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
                                  and Senior Vice President
                                  of Putnam Fiduciary Trust
                                  Company
61  Atkin, Michael   Senior Vice
    J.               President
62  Attridge, Gail   Senior Vice  Senior Vice President of
    S.               President    Putnam Fiduciary Trust
                                  Company
63  Augustine,       Senior Vice
    Jeffrey B.       President
64  Bakshi, Manjit   Senior Vice
    S.               President
65  Bamford, Dolores Senior Vice
    Snyder           President
66  Baumbach, Robert Senior Vice
    K.               President
67  Berka, Sharon A. Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
68  Block, Richard   Senior Vice
    L.               President
69  Boselli, John A. Senior Vice
                     President
70  Bousa, Edward P. Senior Vice
                     President
71  Bresnahan,       Senior Vice  Senior Vice President of
    Leslee R.        President    Putnam Mutual Funds Corp.
72  Burke, Andrea    Senior Vice
                     President
73  Burns, Cheryl A. Senior Vice
                     President
74  Byrne, Joshua L. Senior Vice
                     President
75  Callahan, Ellen  Senior Vice
    S.               President
76  Carlson, David   Senior Vice
    G.               President
77  Chrostowski,     Senior Vice  Senior Vice President of
    Louis F.         President    Putnam Mutual Funds Corp.
78  Curran, Peter J. Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
79  Dalferro, John   Senior Vice
    R.               President
80  Derbyshire,      Senior Vice
    Ralph C.         President
81  England, Richard Senior Vice
    B.               President
82  Farrell, Deborah Senior Vice  Senior Vice President of
    S.               President    Putnam Mutual Funds Corp.
83  Finch, Edward R. Senior Vice
                     President
84  Flaherty,        Senior Vice  Senior Vice President of
    Patricia C.      President    Putnam Mutual Funds Corp.
85  Fontana, Forrest Senior Vice
    N.               President
86  Francis,         Senior Vice
    Jonathan H.      President
87  Frost, Karen T.  Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
88  Frucci, Richard  Senior Vice  Senior Vice President of
    M.               President    Putnam Fiduciary Trust
                                  Company
89  Fullerton, Brian Senior Vice  Senior Vice President of
    J.               President    Putnam Mutual Funds Corp.
90  Grant, Peter J.  Senior Vice  Senior Vice President of
                     President    Putnam Fiduciary Trust
                                  Company
91  Graviere,        Senior Vice
    Patrice          President
92  Grim, Daniel J.  Senior Vice
                     President
93  Haagensen, Paul  Senior Vice
    E.               President
94  Hadden, Peter J. Senior Vice
                     President
95  Halperin,        Senior Vice
    Matthew C.       President
96  Healey, Deborah  Senior Vice
    R.               President
97  Holding, Pamela  Senior Vice
                     President
98  Hotchkiss,       Senior Vice
    Michael F.       President
99  Kaufman, Jeffrey Senior Vice
                     President
100 Kay, Karen R.    Senior Vice  Clerk, Director and Senior
                     President    Vice President of Putnam
                                  Fiduciary Trust Company and
                                  Senior Vice President of
                                  Putnam Mutual Funds Corp.
101 Kirson, Steven   Senior Vice
    L.               President
102 Knight, Jeffrey  Senior Vice
    L.               President
103 Kobylarz,        Senior Vice
    Jeffrey J.       President
104 Koontz, Jill A.  Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
105 Korn, Karen R.   Senior Vice
                     President
106 Lannum III,      Senior Vice
    Coleman N.       President
107 Lindsey, Jeffrey Senior Vice
    R.               President
108 Lomba, Rufino R. Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
109 MacElwee, Jones, Senior Vice
    Elizabeth M.     President
110 Madore, Robert   Senior Vice  Senior Vice President of
    A.               President    Putnam Fiduciary Trust
                                  Company
111 Malloy, Julie M. Senior Vice
                     President
112 Marrkand, Paul   Senior Vice
    E.               President
113 Matteis, Andrew  Senior Vice
    S.               President
114 McDonald,        Senior Vice
    Richard E.       President
115 Meehan, Thalia   Senior Vice
                     President
116 Mehta, Sandeep   Senior Vice
                     President
117 Miller, William  Senior Vice
    H.               President
118 Mockard, Jeanne  Senior Vice
    L.               President
119 Morgan, Kelly A. Senior Vice
                     President
120 Mufson, Michael  Senior Vice
    J.               President
121 Mullen, Donald   Senior Vice  Senior Vice President of
    E.               President    Putnam Mutual Funds Corp.
122 Mullin, Hugh H.  Senior Vice
                     President
123 Netols, Jeffrey  Senior Vice  Senior Vice President of
    W.               President    Putnam Fiduciary Trust
                                  Company
124 Oler, Stephen S. Senior Vice
                     President
125 Paine, Robert M. Senior Vice
                     President
126 Parker, Margery  Senior Vice
    C.               President
127 Perry, William   Senior Vice
                     President
128 Peters, Carmel   Senior Vice
                     President
129 Petralia,        Senior Vice  Senior Vice President of
    Randolph S.      President    Putnam Mutual Funds Corp.
130 Plapinger, Keith Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
131 Pohl, Charles G. Senior Vice
                     President
132 Pollard, Mark D. Senior Vice
                     President
133 Prusko, James M. Senior Vice  Senior Vice President of
                     President    Putnam Fiduciary Trust
                                  Company
135 Quistberg, Paul  Senior Vice
    T.               President
136 Ray, Christopher Senior Vice
    A.               President
137 Reeves, William  Senior Vice
    H.               President
138 Rogers, Kevin J. Senior Vice
                     President
139 Ruys de Perez,   Senior Vice  Senior Vice President of
    Charles A.       President    Putnam Fiduciary Trust
                                  Company and Senior Vice
                                  President of Putnam Mutual
                                  Funds Corp.
140 Santos, David J. Senior Vice  Senior Vice President of
                     President    Putnam Fiduciary Trust
                                  Company
141 Santosus,        Senior Vice
    Anthony C.       President
142 Schwister, Jay   Senior Vice  Senior Vice President of
    E.               President    Putnam Fiduciary Trust
                                  Company
143 Scordato,        Senior Vice  Senior Vice President of
    Christine A.     President    Putnam Mutual Funds Corp.
144 Sievert, Jean I. Senior Vice
                     President
145 Simon, Sheldon   Senior Vice
    N.               President
146 Simozar, Saied   Senior Vice
                     President
147 Smith Jr., Leo   Senior Vice
    J.               President
148 Smith, Margaret  Senior Vice
    D.               President
149 Spatz, Erin J.   Senior Vice
                     President
150 Stack, Michael   Senior Vice  Senior Vice President of
    P.               President    Putnam Mutual Funds Corp.
151 Stairs, George   Senior Vice
    W.               President
152 Strumpf, Casey   Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
153 Sugimoto,        Senior Vice  Senior Vice President of
    Toshifumi        President    Putnam Mutual Funds Corp.
154 Sullivan, Roger  Senior Vice
    R.               President
155 Svensson, Lisa   Senior Vice
    H.               President
156 Swanberg,        Senior Vice
    Charles H.       President
157 Thomsen,         Senior Vice  Senior Vice President of
    Rosemary H.      President    Putnam Fiduciary Trust
                                  Company
158 Troped, Bonnie   Senior Vice  Senior Vice President of
    L.               President    Putnam Mutual Funds Corp.
159 Verani, John R.  Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
160 Walsh, Francis   Senior Vice
    P.               President
161 Warren, Paul C.  Senior Vice
                     President
162 Weinstein,       Senior Vice
    Michael R.       President
163 Weiss, Manuel    Senior Vice
                     President
164 Whalen, Edward   Senior Vice  Senior Vice President of
    F.               President    Putnam Mutual Funds Corp.
165 Wheeler, Diane   Senior Vice
    D.F.             President
166 Wyke, Richard P. Senior Vice
                     President
167 Yogg, Michael R. Senior Vice
                     President
168 Zukowski, Gerald Senior Vice
    S.               President




(I)  Summary of Business Lines and Business Operation
     The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of January 31, 1999, the Investment Management Company managed, advised, and/or administered the following 113 mutual funds and fund portfolios (having an aggregate net asset value of approximately $228.45 billion):



                                         (As of January 31, 1999)
                Name            Month/Da Principal  Total     Net
                                te/Year  Characteri  Net     Asset
                                Establis   stics    Asset    Value
                                  hed               Value     per
                                                      ($     share
                                                   million)   ($)

 1  The George Putnam Fund of    11/5/37  Open/Equit  3822.28  18.22
   Boston; A                             y
 2  The George Putnam Fund of     32256   Open/Equit  1494.05  18.06
   Boston; B                             y
 3  The George Putnam Fund of     33207   Open/Equit   284.64  18.06
   Boston; M                             y
 4  The George Putnam Fund of     32873   Open/Equit   535.50  18.25
   Boston; Y                             y
 5  Putnam American Government    29645   Open/Bond   1450.70   9.00
   Income Fund; A
 6  Putnam American Government    33012   Open/Bond    104.51   8.97
   Income Fund; B
 7  Putnam American Government    33282   Open/Bond      4.05   9.02
   Income Fund; M
 8  Putnam Asia Pacific Growth    31827   Open/Equit   121.94   9.13
   Fund; A                               y
 9  Putnam Asia Pacific Growth    32659   Open/Equit   113.32   8.97
   Fund; B                               y
10  Putnam Asia Pacific Growth    33269   Open/Equit     6.74   9.06
   Fund; M                               y
11  Putnam Asia Pacific Fund II   34415   Open/Equit     1.91   7.35
                                        y
12  Putnam Asset Allocation:      32910   Open/Balan  1025.18  12.25
   Balanced Portfolio; A                 ced
13  Putnam Asset Allocation:      32914   Open/Balan   564.75  12.18
   Balanced Portfolio; B                 ced
14  Putnam Asset Allocation:      33116   Open/Balan   113.13  12.11
   Balanced Portfolio; C                 ced
15  Putnam Asset Allocation:      33274   Open/Balan    67.22  12.22
   Balanced Portfolio; M                 ced
16  Putnam Asset Allocation:      33067   Open/Balan   282.75  12.26
   Balanced Portfolio; Y                 ced
17  Putnam Asset Allocation :     32910   Open/Balan   412.34  10.56
   Conservative Portfolio; A             ced
18  Putnam Asset Allocation :     32921   Open/Balan   183.22  10.52
   Conservative Portfolio; B             ced
19  Putnam Asset Allocation :     33116   Open/Balan    55.99  10.49
   Conservative Portfolio; C             ced
20  Putnam Asset Allocation :     33275   Open/Balan    22.47  10.53
   Conservative Portfolio; M             ced
21  Putnam Asset Allocation :     33067   Open/Balan    47.22  10.57
   Conservative Portfolio; Y             ced
22  Putnam Asset Allocation:      32911   Open/Balan   752.65  13.98
   Growth Portfolio; A                   ced
23  Putnam Asset Allocation:      32919   Open/Balan   472.51  13.82
   Growth Portfolio; B                   ced
24  Putnam Asset Allocation:      33116   Open/Balan   106.97  13.72
   Growth Portfolio; C                   ced
25  Putnam Asset Allocation:      33269   Open/Balan    63.25  13.83
   Growth Portfolio; M                   ced
26  Putnam Asset Allocation:      33067   Open/Balan   264.53  14.05
   Growth Portfolio; Y                   ced
27  Putnam Arizona Tax Exempt     31806   Open/Bond    116.52   9.44
   Income Fund; A
28  Putnam Arizona Tax Exempt     32703   Open/Bond     34.14   9.42
   Income Fund; B
29  Putnam Arizona Tax Exempt     33421   Open/Bond      0.51   9.47
   Income Fund; M
30  Putnam Balanced Fund          33512   Open/Balan     3.79  12.52
                                        ced
31  Putnam Balanced Retirement    29694   Open/Balan   669.77  10.90
   Fund; A                               ced
32  Putnam Balanced Retirement    32904   Open/Balan   170.31  10.81
   Fund; B                               ced
33  Putnam Balanced Retirement    33313   Open/Balan    13.73  10.85
   Fund; M                               ced
34  Putnam California             32473   Closed/Bon    72.55  15.75
   Investment Grade Municipal            d
   Trust
35  Putnam California Tax         28973   Open/Bond   3077.11   8.85
   Exempt Income Fund; A
36  Putnam California Tax         32511   Open/Bond    661.65   8.85
   Exempt Income Fund; B
37  Putnam California Tax         33282   Open/Bond     21.18   8.84
   Exempt Income Fund; M
38  Putnam California Tax         30614   Open/Bond     32.86   1.00
   Exempt Money Market Fund
39  Putnam Capital                32724   Open/Equit    53.71   8.02
   Opportunities Fund; A                 y
40  Putnam Capital                33178   Open/Equit    73.48   8.01
   Opportunities Fund; B                 y
41  Putnam Capital                33624   Open/Equit     4.72   8.02
   Opportunities Fund; M                 y
42  Putnam Capital Appreciation   32724   Open/Equit  1539.13  23.23
   Fund; A                               y
43  Putnam Capital Appreciation   33178   Open/Equit  1711.08  22.98
   Fund; B                               y
44  Putnam Capital Appreciation   33624   Open/Equit   113.99  23.02
   Fund; M                               y
45  Putnam Convertible            33417   Closed/Bon    87.46  23.56
   Opportunity and Income                d
   Trust
46  Putnam Convertible Income-   6/29/72  Open/Balan  1064.98  19.89
   Growth Trust; A                       ced
47  Putnam Convertible Income-    32703   Open/Balan   303.47  19.67
   Growth Trust; B                       ced
48  Putnam Convertible Income-    33309   Open/Balan    18.38  19.77
   Growth Trust; M                       ced
49  Putnam Diversified Equity     33054   Open/Equit   316.36  14.15
   Trust; A                              y
50  Putnam Diversified Equity     33055   Open/Equit   395.36  13.92
   Trust; B                              y
51  Putnam Diversified Equity     33421   Open/Equit    30.68  14.00
   Trust; M                              y
52  Putnam Dividend Income Fund   31317   Closed/Bon   124.74  11.52
                                        d
53  Putnam Diversified Income     30957   Open/Bond   1827.83  11.51
   Trust; A
54  Putnam Diversified Income     32567   Open/Bond   2081.29  11.46
   Trust; B
55  Putnam Diversified Income     33207   Open/Bond   1040.00  11.47
   Trust; M
56  Putnam Diversified Income     33795   Open/Bond     15.62  11.52
   Trust ; Y
57  Putnam Emerging Markets       33512   Open/Equit    34.89   7.00
   Fund; A                               y
58  Putnam Emerging Markets       33512   Open/Equit    25.05   6.96
   Fund; B                               y
59  Putnam Emerging Markets       33512   Open/Equit     2.07   6.98
   Fund; M                               y
60  Putnam Equity Fund 98         34332   Open/Equit     6.11  11.44
                                        y
61  Putnam Equity Income Fund;    26829   Open/Balan  1141.35  15.76
   A                                     ced
62  Putnam Equity Income Fund;    32763   Open/Balan   658.14  15.66
   B                                     ced
63  Putnam Equity Income Fund;    33208   Open/Balan    62.37  15.67
   M                                     ced
64  Putnam Europe Growth Fund;    31661   Open/Equit   934.77  22.17
   A                                     y
65  Putnam Europe Growth Fund;    32904   Open/Equit   817.49  21.65
   B                                     y
66  Putnam Europe Growth Fund;    33207   Open/Equit   140.92  21.97
   M                                     y
67  Putnam Florida Tax Exempt     31647   Open/Bond    246.49   9.57
   Income Fund; A
68  Putnam Florida Tax Exempt     32511   Open/Bond     82.48   9.57
   Income Fund; B
69  Putnam Florida Tax Exempt     33358   Open/Bond      1.85   9.56
   Income Fund; M
70  Putnam Global Natural         27964   Open/Equit   153.56  15.09
   Resources Fund; A                     y
71  Putnam Global Natural         32904   Open/Equit   106.74  14.88
   Resources Fund; B                     y
72  Putnam Global Natural         33421   Open/Equit     5.49  15.02
   Resources Fund; M                     y
73  Putnam Global Equity Fund     34459   Open/Equit     3.18  12.23
                                        y
74  Putnam Global Growth and      33240   Open/Equit    27.08  13.10
   Income Fund; A                        y
75  Putnam Global Growth and      33240   Open/Equit    20.91  13.02
   Income Fund; B                        y
76  Putnam Global Growth and      33240   Open/Equit     2.23  13.05
   Income Fund; M                        y
77  Putnam Global Governmental    30467   Open/Bond    249.00  12.99
   Income Trust; A
78  Putnam Global Governmental    32904   Open/Bond     36.72  12.95
   Income Trust; B
79  Putnam Global Governmental    33313   Open/Bond    226.30  12.93
   Income Trust; M
80  Putnam Global Growth Fund;    9/1/67  Open/Equit  3487.37  12.97
   A                                     y
81  Putnam Global Growth Fund;    32259   Open/Equit  2051.12  12.49
   B                                     y
82  Putnam Global Growth Fund;    33297   Open/Equit    64.86  12.88
   M                                     y
83  Putnam Global Growth Fund;    33038   Open/Equit    88.13  13.17
   Y                                     y
84  Putnam Growth and Income      33242   Open/Balan  1287.76  14.21
   Fund II; A                            ced
85  Putnam Growth and Income      33242   Open/Balan  1529.73  14.09
   Fund II; B                            ced
86  Putnam Growth and Income      33242   Open/Balan   173.67  14.14
   Fund II; M                            ced
87  The Putnam Fund for Growth   11/6/57  Open/Balan  21088.8  20.82
   and Income; A                         ced               4
88  The Putnam Fund for Growth    32259   Open/Balan  16364.5  20.54
   and Income; B                         ced               9
89  The Putnam Fund for Growth    33358   Open/Balan   464.75  20.69
   and Income; M                         ced
90  The Putnam Fund for Growth    33038   Open/Balan   911.59  20.85
   and Income; Y                         ced
91  Putnam Growth Fund            34454   Open/Equit     2.53  10.41
                                        y
92  Putnam Growth                 33512   Open/Equit   682.13  21.24
   Opportunities; A                      y
93  Putnam Growth                 34181   Open/Equit   763.01  21.02
   Opportunities; B                      y
94  Putnam Growth                 34181   Open/Equit    56.90  21.10
   Opportunities; M                      y
95  Putnam High Income            30505   Closed/Bon   116.08   8.55
   Convertible and Bond Fund             d
96  Putnam High Yield Advantage   30034   Open/Bond   1202.40   8.24
   Fund; A
97  Putnam High Yield Advantage   33008   Open/Bond   1006.42   8.21
   Fund; B
98  Putnam High Yield Advantage   33207   Open/Bond    926.04   8.23
   Fund; M
99  Putnam High Yield Total       33969   Open/Bond     50.18   7.51
   Return Fund; A
100 Putnam High Yield Total       33969   Open/Bond     58.07   7.44
   Return Fund; B
101 Putnam High Yield Total       33969   Open/Bond      3.75   7.45
   Return Fund; M
102 Putnam High Quality Bond      30103   Open/Bond    339.53  10.20
   Fund; A
103 Putnam High Quality Bond      33029   Open/Bond     42.74  10.16
   Fund; B
104 Putnam High Quality Bond      33339   Open/Bond      2.74  10.21
   Fund; M
105 Putnam High Yield Fund II;    34333   Open/Bond    456.79   7.88
   A
106 Putnam High Yield Fund II;    34333   Open/Bond    651.93   7.88
   B
107 Putnam High Yield Fund II;    34333   Open/Bond     35.59   7.88
   M
108 Putnam High Yield Trust; A    27073   Open/Bond   2657.56  10.90
109 Putnam High Yield Trust; B    32567   Open/Bond    916.14  10.85
110 Putnam High Yield Trust; M    33421   Open/Bond     18.20  10.90
111 Putnam Health Sciences        28637   Open/Equit  2984.13  63.77
   Trust; A                              y
112 Putnam Health Sciences        32567   Open/Equit  2063.97  61.29
   Trust; B                              y
113 Putnam Health Sciences        33421   Open/Equit    90.92  62.82
   Trust; M                              y
114 Putnam High Yield Municipal   31191   Closed/Bon   203.62   9.24
   Trust                                 d
115 Putnam Income Fund; A        11/1/54  Open/Bond   1445.39   6.95
116 Putnam Income Fund; B         32567   Open/Bond    514.65   6.91
117 Putnam Income Fund; M         33220   Open/Bond   1523.22   6.91
118 Putnam Income Fund; Y         32915   Open/Bond    257.92   6.95
119 Putnam Intermediate U.S.      32554   Open/Bond    228.36   5.00
   Government Income Fund; A
120 Putnam Intermediate U.S.      32554   Open/Bond    140.23   5.01
   Government Income Fund; B
121 Putnam Intermediate U.S.      33330   Open/Bond     10.19   5.01
   Government Income Fund; M
122 Putnam Intermediate U.S.      34242   Open/Bond    119.78   5.00
   Government Income Fund; Y
123 Putnam International Fund     33599   Open/Equit     4.57  10.99
                                        y
124 Putnam International Growth   33816   Open/Equit   409.47  11.10
   and Income Fund;  A                   y
125 Putnam International Growth   33816   Open/Equit   401.86  11.02
   and Income Fund;  B                   y
126 Putnam International Growth   33816   Open/Equit    34.15  11.07
   and Income Fund;  M                   y
127 Putnam International Growth   31835   Open/Equit  2370.93  20.02
   Fund; A                               y
128 Putnam International Growth   33024   Open/Equit  1530.16  19.68
   Fund; B                               y
129 Putnam International Growth   33207   Open/Equit   168.85  19.89
   Fund; M                               y
130 Putnam International Growth   33796   Open/Equit   162.36  20.08
   Fund; Y                               y
131 Putnam International New      33240   Open/Equit   768.08  13.82
   Opportunities Fund; A                 y
132 Putnam International New      33439   Open/Equit   958.83  13.52
   Opportunities Fund; B                 y
133 Putnam International New      33439   Open/Equit    74.86  13.65
   Opportunities Fund; M                 y
134 Putnam International          33599   Open/Equit   120.37  14.04
   Voyager Fund;  A                      y
135 Putnam International          33906   Open/Equit    96.15  13.94
   Voyager Fund;  B                      y
136 Putnam International          33906   Open/Equit    11.02  13.99
   Voyager Fund;  M                      y
137 Putnam Investment Grade       31345   Closed/Bon   250.46  12.00
   Municipal Trust                       d
138 Putnam Investment Grade       32473   Closed/Bon   190.04  14.23
   Municipal Trust II                    d
139 Putnam Investment Grade       32840   Closed/Bon    54.18  13.52
   Municipal Trust III                   d
140 Putnam Investors Fund; A       8005   Open/Equit  4751.05  15.53
                                        y
141 Putnam Investors Fund; B      32567   Open/Equit  1984.86  14.88
                                        y
142 Putnam Investors Fund; M      33208   Open/Equit   149.63  15.25
                                        y
143 Putnam Investors Fund; Y      33975   Open/Equit   356.86  15.57
                                        y
144 Putnam Japan Fund             33599   Open/Equit     2.12   5.59
                                        y
145 Putnam Latin America Fund     34415   Open/Equit     1.18   4.47
                                        y
146 Putnam Massachusetts Tax      31342   Open/Bond    305.93   9.69
   Exempt Income Fund; A
147 Putnam Massachusetts Tax      32703   Open/Bond    119.94   9.68
   Exempt Income Fund; B
148 Putnam Massachusetts Tax      33369   Open/Bond      3.42   9.68
   Exempt Income Fund; M
149 Putnam Master Income Trust    30800   Closed/Bon   444.57   8.37
                                        d
150 Putnam Managed High Yield     32683   Closed/Bon    93.58  12.47
   Trust                                 d
151 Putnam Michigan Tax Exempt    31342   Open/Bond    148.19   9.39
   Income Fund; A
152 Putnam Michigan Tax Exempt    32703   Open/Bond     46.32   9.38
   Income Fund; B
153 Putnam Michigan Tax Exempt    33344   Open/Bond      1.72   9.39
   Income Fund; M
154 Putnam Minnesota Tax Exempt   31342   Open/Bond    104.39   9.26
   Income Fund; A
155 Putnam Minnesota Tax Exempt   32703   Open/Bond     49.74   9.23
   Income Fund; B
156 Putnam Minnesota Tax Exempt   33330   Open/Bond      1.42   9.26
   Income Fund; M
157 Putnam Managed Municipal      31101   Closed/Bon   453.88   9.80
   Income Trust                          d
158 Putnam Money Market Fund; A   26572   Open/Bond   2934.12   1.00
159 Putnam Money Market Fund; B   32259   Open/Bond    707.12   1.00
160 Putnam Money Market Fund; M   33214   Open/Bond     85.97   1.00
161 Putnam Master Intermediate    30800   Closed/Bon   804.27   8.04
   Income Trust                          d
162 Putnam Municipal Income       31188   Open/Bond    826.65   9.39
   Fund; A
163 Putnam Municipal Income       32511   Open/Bond    511.17   9.38
   Fund; B
164 Putnam Municipal Income       33207   Open/Bond     15.62   9.39
   Fund; M
165 Putnam Municipal              32655   Closed/Bon   230.91  14.29
   Opportunities Trust                   d
166 Putnam New Opportunities      31654   Open/Equit  11177.3  61.50
   Fund; A                               y                 6
167 Putnam New Opportunities      32567   Open/Equit  8236.26  58.74
   Fund; B                               y
168 Putnam New Opportunities      33207   Open/Equit   474.22  60.18
   Fund; M                               y
169 Putnam New Opportunities      33072   Open/Equit   695.64  62.26
   Fund; Y                               y
170 Putnam New Value Fund;  A     33605   Open/Equit   399.86  13.92
                                        y
171 Putnam New Value Fund;  B     33659   Open/Equit   408.64  13.80
                                        y
172 Putnam New Value Fund;  M     33659   Open/Equit    40.13  13.86
                                        y
173 Putnam New Jersey Tax         31462   Open/Bond    219.50   9.42
   Exempt Income Fund; A
174 Putnam New Jersey Tax         32511   Open/Bond    102.08   9.41
   Exempt Income Fund; B
175 Putnam New Jersey Tax         33358   Open/Bond      0.94   9.42
   Exempt Income Fund; M
176 Putnam New York Investment    32473   Closed/Bon    40.59  14.26
   Grade Municipal Trust                 d
177 Putnam New York Tax Exempt    29099   Open/Bond   1616.83   9.04
   Income Fund; A
178 Putnam New York Tax Exempt    32511   Open/Bond    232.13   9.02
   Income Fund; B
179 Putnam New York Tax Exempt    33337   Open/Bond      2.30   9.04
   Income Fund; M
180 Putnam New York Tax Exempt    30614   Open/Bond     39.50   1.00
   Money Market Fund
181 Putnam New York Tax Exempt    31722   Open/Bond    165.93   9.25
   Opportunities Fund; A
182 Putnam New York Tax Exempt    32904   Open/Bond     70.09   9.24
   Opportunities Fund; B
183 Putnam New York Tax Exempt    33278   Open/Bond      2.53   9.23
   Opportunities Fund; M
184 Putnam Ohio Tax Exempt        31342   Open/Bond    187.36   9.22
   Income Fund; A
185 Putnam Ohio Tax Exempt        32703   Open/Bond     57.26   9.21
   Income Fund; B
186 Putnam Ohio Tax Exempt        33330   Open/Bond      2.02   9.22
   Income Fund; M
187 Putnam OTC & Emerging         28794   Open/Equit  2680.36  18.44
   Growth Fund; A                        y
188 Putnam OTC & Emerging         32703   Open/Equit  1337.00  17.56
   Growth Fund; B                        y
189 Putnam OTC & Emerging         33208   Open/Equit   272.69  18.00
   Growth Fund; M                        y
190 Putnam OTC & Emerging         33796   Open/Equit   105.78  18.59
   Growth Fund; Y                        y
191 Putnam Pennsylvania Tax       31248   Open/Bond    187.54   9.35
   Exempt Income Fund; A
192 Putnam Pennsylvania Tax       32703   Open/Bond     98.68   9.34
   Exempt Income Fund; B
193 Putnam Pennsylvania Tax       33421   Open/Bond      2.65   9.35
   Exempt Income Fund; M
194 Putnam Preferred Income       29223   Open/Bond    117.57   8.87
   Fund; A
195 Putnam Preferred Income       33347   Open/Bond     13.09   8.84
   Fund; M
196 Putnam Premier Income Trust  2/29/95  Closed/Bon  1129.16   8.03
                                        d
197 Putnam Research Fund;  A      33512   Open/Equit   272.86  15.81
                                        y
198 Putnam Research Fund;  B      34499   Open/Equit   278.92  15.74
                                        y
199 Putnam Research Fund;  M      34499   Open/Equit    25.87  15.76
                                        y
200 Putnam Strategic Income       33287   Open/Bond     76.50   7.77
   Fund; A
201 Putnam Strategic Income       33652   Open/Bond    120.61   7.77
   Fund; B
202 Putnam Strategic Income       33652   Open/Bond      9.33   7.76
   Fund; M
203 Putnam Tax Exempt Income      26663   Open/Bond   1954.86   9.26
   Fund; A
204 Putnam Tax Exempt Income      32511   Open/Bond    247.68   9.26
   Fund; B
205 Putnam Tax Exempt Income      33284   Open/Bond     10.23   9.28
   Fund; M
206 Putnam Tax Exempt Money       30614   Open/Bond     77.16   1.00
   Market Fund
207 Putnam Tax - Free Health      32322   Closed/Bon   205.82  14.91
   Care Fund                             d
208 Putnam Tax - Free Income      32770   Open/Bond   1072.91  14.73
   Trust
   Tax - Free High Yield Fund;
   A
209 Putnam Tax - Free Income      29837   Open/Bond    938.32  14.75
   Trust
   Tax - Free High Yield Fund
   B
210 Putnam Tax - Free Income      33235   Open/Bond     22.37  14.73
   Trust
   Tax - Free High Yield Fund
   M
211 Putnam Tax - Free Income      32780   Open/Bond    245.74  15.55
   Trust
   Tax - Free Insured Fund; A
212 Putnam Tax - Free Income      29837   Open/Bond    358.45  15.57
   Trust
   Tax - Free Insured Fund; B
213 Putnam Tax - Free Income      33389   Open/Bond      2.47  15.54
   Trust
   Tax - Free Insured Fund; M
214 Putnam U.S. Core Fund         34454   Open/Equit     2.60  10.21
                                        y
215 Putnam U.S. Government        29258   Open/Bond   2081.53  13.13
   Income Trust; A
216 Putnam U.S. Government        32259   Open/Bond   1284.45  13.07
   Income Trust; B
217 Putnam U.S. Government        33274   Open/Bond    156.61  13.11
   Income Trust; M
218 Putnam U.S. Government        32973   Open/Bond     12.08  13.13
   Income Trust; Y
219 Putnam Utilities Growth and   31734   Open/Balan   878.21  13.63
   Income Fund; A                        ced
220 Putnam Utilities Growth and   32259   Open/Balan   704.31  13.55
   Income Fund; B                        ced
221 Putnam Utilities Growth and   33297   Open/Balan    14.44  13.61
   Income Fund; M                        ced
222 Putnam Value Fund             34454   Open/Balan     2.06   8.47
                                        ced
223 Putnam Vista Fund; A          6/3/68  Open/Equit  3634.75  13.68
                                        y
224 Putnam Vista Fund; B          32567   Open/Equit  1738.77  12.97
                                        y
225 Putnam Vista Fund; M          33207   Open/Equit   142.19  13.35
                                        y
226 Putnam Vista Fund; Y          33324   Open/Equit   328.84  13.87
                                        y
227 Putnam Voyager Fund II; A     32611   Open/Equit   798.75  23.95
                                        y
228 Putnam Voyager Fund II; B     33512   Open/Equit   739.68  23.34
                                        y
229 Putnam Voyager Fund II; M     33512   Open/Equit    89.00  23.57
                                        y
230 Putnam Voyager Fund; A        33694   Open/Equit  16311.2  23.02
                                        y                 5
231 Putnam Voyager Fund; B        32259   Open/Equit  8257.86  21.51
                                        y
232 Putnam Voyager Fund; M        33207   Open/Equit   357.40  22.47
                                        y
233 Putnam Voyager Fund; Y        32963   Open/Equit  1773.10  23.40
                                        y
234 Putnam VT Asia Pacific        33358   Open/Equit    90.10   8.25
   Growth Fund; A                        y
235 Putnam VT Asia Pacific        34453   Open/Equit     0.15   8.25
   Growth Fund; B                        y
236 Putnam VT Diversified         32765   Open/Bond    669.34  10.55
   Income Fund; A
237 Putnam VT Diversified         34429   Open/Bond      2.46  10.54
   Income Fund; B
238 Putnam VT  Global Asset       30712   Open/Balan  1032.02  19.31
   Allocation Fund; A                    ced
239 Putnam VT  Global Asset       34453   Open/Balan     1.56  19.32
   Allocation Fund; B                    ced
240 Putnam VT George Putnam       34453   Open/Equit   130.88  10.37
   Fund; A                               y
241 Putnam VT George Putnam       34453   Open/Equit     2.69  10.37
   Fund; B                               y
242 Putnam VT Global Growth       31532   Open/Equit  2061.05  21.14
   Fund; A                               y
243 Putnam VT Global Growth       34453   Open/Equit     1.11  21.13
   Fund; B                               y
244 Putnam VT Growth and Income   30712   Open/Balan  10090.5  29.24
   Fund; A                               ced               1
245 Putnam VT Growth and Income   34429   Open/Balan     9.95  29.21
   Fund; B                               ced
246 Putnam VT U.S. Government     30712   Open/Bond   1020.00  13.86
   and High Quality Bond Fund;
   A
247 Putnam VT U.S. Government     34453   Open/Bond      2.75  13.85
   and High Quality Bond Fund;
   B
248 Putnam VT High Yield Fund;    30712   Open/Bond   1041.19  11.87
   A
249 Putnam VT High Yield Fund;    34453   Open/Bond      2.49  11.87
   B
250 Putnam VT Health and          34453   Open/Equit   150.56  10.90
   Sciences  Fund; A                     y
251 Putnam VT Health and          34453   Open/Equit     2.45  10.89
   Sciences  Fund; B                     y
252 Putnam VT International       33969   Open/Balan   304.21  12.25
   Growth and Income; A                  ced
253 Putnam VT International       34429   Open/Balan     1.03  12.25
   Growth and Income; B                  ced
254 Putnam VT International New   33969   Open/Equit   139.98  12.32
   Opportunities Fund; A                 y
255 Putnam VT International New   34453   Open/Equit     0.12  12.31
   Opportunities Fund; B                 y
256 Putnam VT International       33969   Open/Equit   338.71  14.07
   Growth Fund; A                        y
257 Putnam VT International       34453   Open/Equit     1.57  14.06
   Growth Fund; B                        y
258 Putnam VT Investors  Fund;    34453   Open/Equit   289.99  12.20
   A                                     y
259 Putnam VT Investors  Fund;    34453   Open/Equit     3.55  12.19
   B                                     y
260 Putnam VT Money Market        30712   Open/Bond    604.28   1.00
   Fund; A
261 Putnam VT Money Market        34453   Open/Bond      5.28   1.00
   Fund; B
262 Putnam VT New Opportunities   32994   Open/Equit  3791.89  27.43
   Fund; A                               y
263 Putnam VT New Opportunities   34453   Open/Equit     1.76  27.41
   Fund; B                               y
264 Putnam VT New Value Fund; A   33970   Open/Equit   262.34  12.44
                                        y
265 Putnam VT New Value Fund; B   34453   Open/Equit     0.54  12.43
                                        y
266 Putnam VT OTC & Emerging      34453   Open/Equit    33.43  10.94
   Growth Fund; A                        y
267 Putnam VT OTC & Emerging      34453   Open/Equit     0.75  10.94
   Growth Fund; B                        y
268 Putnam VT Research A          34607   Open/Equit    31.00  12.45
                                        y
269 Putnam VT Research B          34607   Open/Equit     0.29  12.45
                                        y
270 Putnam VT Utilities Growth    32263   Open/Balan   995.22  17.72
   and Income Fund; A                    ced
271 Putnam VT Utilities Growth    34453   Open/Balan     1.96  17.72
   and Income Fund; B                    ced
272 Putnam VT Vista Fund; A       33970   Open/Equit   330.67  15.43
                                        y
273 Putnam VT Vista Fund; B       34453   Open/Equit     1.07  15.43
                                        y
274 Putnam VT Voyager Fund; A     30712   Open/Equit  6093.39  48.19
                                        y
275 Putnam VT Voyager Fund; B     34453   Open/Equit     5.46  48.15
                                        y

 (J) Miscellaneous

     1.   Election and Removal of Directors
          Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.

     2.   Results of operations
          Officers are elected by the Board of Directors.  The
     Board of Directors may remove any officer without cause.

     3.   Supervision by SEC of Changes in Directors and
     Certain Officers
          Putnam files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports, lists and provides certain information relating to directors and officers of Investment Management Company.

     4. Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

          a. Articles of Organization of the Investment Management Company may be amended, under the General Corporation Law of The Commonwealth of Massachusetts, by appropriate shareholders' vote.

          b.   Under the General Corporation Law of The
               Commonwealth of Massachusetts, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

          c. The Investment Management Company has no direct subsidiaries.

     5.   Litigation, etc.
          There are no known facts, such as legal proceedings, which are expected to materially affect the Fund and/or the Investment Management Company within the six-month period preceding the filing of this Registration
     Statement.

          III. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)
     (1) Amount of Capital
          U.S.$32,578,770 as of January 31, 1999
     (2)  Description of Business
          Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam Investments, Inc., parent of Putnam. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.
     (3) Outline of Business Relationship with the Fund Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

(B)  Putnam Mutual Funds Corp. (the Principal Underwriter)
     (1) Amount of Capital
          U.S.$ 116,101,386 as of January 31, 1999
     (2)  Description of Business
          Putnam Mutual Funds Corp. is the Principal
          Underwriter of the shares of Putnam Funds including the Fund.
     (3) Outline of Business Relationship with the Fund Putnam Mutual Funds Corp. engages in providing marketing services to the Fund.

(C)  Towa Securities Co., Ltd. (Distributor in Japan and Agent
     Company)
     (1)  Amount of Capital
          yen10 billion as of January 31, 1999
     (2)  Description of Business
          Towa Securities Co., Ltd. is a diversified securities company in Japan. Also, it engages in the Agent Company for US Money Income Fund.
      (3) The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(D)  Capital Relationships
          100% of the shares of Putnam Investment Management, Inc. are held by Putnam Investments, Inc.

(E)  Interlocking Directors
          Names and functions of officers of the Fund who also are officers of the related companies are as follows:

                              (as of the filing date)
     Name of                   Investment      Transfer Agent
     Officer                   Management      and
     or        Fund            Company         Shareholder
     Trustee                                   Service Agent
     George    Chairman and    Chairman and         None
     Putnam    Trustee         Director
     Charles   Executive Vice  Managing             None
     E. Porter President       Director
     Patricia  Senior Vice     Senior Vice          None
     C.        President       President
     Flaherty
     Lawrence  Trustee and     President and        None
     J. Lasser Vice President  CEO
     Gordon H. Vice President  Senior             Director
     Silver                    Managing
                               Director
     John R.   Vice President  Senior Vice          None
     Verani                    President
     D.        Vice President  Managing             None
     William                   Director
     Kohli
     Ian C.    Vice President  Senior               None
     Ferguson                  Managing
                               Director
     Steven    Vice President  Managing             None
     Oristagli                 Director
     o
     Jennifer  Vice President  Managing             None
     Leichter                  Director
     David L.  Vice President  Managing             None
     Waldman                   Director
     Jeffrey   Vice President  Senior Vice          None
     A.                        President
     Kaufman
     Brett     Vice President  Managing             None
     Browchuk                  Director
     Edward    Vice President  Managing             None
     D'Alelio                  Director
     Richard   Vice            Senior               None
     A.        President,      Managing
     Monaghan                  Director
             IV.  FINANCIAL CONDITION OF THE FUND

1.   FINANCIAL STATEMENTS

     [Omitted, in Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]
     FINANCIAL HIGHLIGHTS
          The following table presents per share financial information for class M shares. This information has been audited and reported on by the Fund's independent accountants. Financial statements included in the Fund's annual report to shareholders for the 1998 fiscal year are presented in their entirety in this SRS. The Fund's annual report is available without charge upon request.
          Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP combined their businesses and practices and began doing business as PricewaterhouseCoopers LLP.


FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)
                         FOR THE PERIOD MARCH 17, 1995

                                              (COMMENCEMENT OF
                            YEAR ENDED         OPERATIONS) TO
                            OCTOBER 31         OCTOBER 31

                           1998      1997      1996      1995

                                       CLASS M

NET ASSET VALUE,         $13.89    $14.44   $13.59    $12.81
BEGINNING OF PERIOD

INVESTMENT OPERATIONS
Net investment income    .76(c)    .66(c)   .77(c)       .49
Net realized and unrealized(.95)    (.23)      .83       .88
gain (loss) on investments

TOTAL FROM INVESTMENT OPERATIONS    (.19)      .43      1.60  1.37

LESS DISTRIBUTIONS:
From net investment income (.46)    (.56)    (.75)     (.40)
In excess of net investment income      -    (.42)         -   -

From return of capital    (.47)         -        -     (.19)

TOTAL DISTRIBUTIONS       (.93)     (.98)    (.75)     (.59)

NET ASSET VALUE, END OF PERIOD$12.77$13.89  $14.44    $13.59

RATIOS AND SUPPLEMENTAL DATA
TOTAL INVESTMENT RETURN  (1.28)      3.15    12.14    10.87*
AT NET ASSET VALUE (%) (a)

NET ASSETS, END OF PERIOD$213,868  $2,506   $1,892      $509
(in thousands)

Ratio of expenses to average1.51     1.54     1.58      .96*
net assets (%) (b)
Ratio of net investment income5.55   4.74     5.52     4.78*
to average net assets (%)
Portfolio turnover (%)   561.48    638.66   429.38    300.66

*    Not annualized.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

 [The following financial documents are omitted here.]

Financial statements of the Fund for the years 1996 and 1997
(audited) together with the auditors' reports.

Financial statements of the Fund for the semi-annual periods ended on April 30, 1995 and April 30, 1996 (unaudited)

Financial Highlights

2.   CONDITION OF THE FUND
      (a) Statement of Net Assets
                                     (As of January 31, 1999)

                                   Dollar            Yen (in thousands)
a. Total Assets                    624,770,875       72,692,091
b. Total Liabilities               112,785,905       13,122,640
c. Total Net Assets (a-b)          511,984,970       59,569,451
d. Total Number of Shares
   outstanding            Class A   19,173,041  Shares
                          Class B    2,835,702  Shares
                          Class M   17,504,513  Shares
e. Net Asset Value        Class A        12.99             1,511
   per Share (c/d)        Class B        12.95             1,507
                          Class M        12.93             1,504

Putnam Global Governmental Income Trust
                                         (As of January 31, 1999)
Top 30 Holdings
                                                                   U.S. Dollar
                                          Mat.   Int.    Par Value       Acq.       Current    Invest.
Name of Issue           Kind of Issue     Date   Rate    (1000)   curr.  Cost       Value      Ratio(%)
FNMA TBA                U.S. Government   2029   6 1/2   45,050   USD    42,205,275 45,458,153 8.88
U.S. Treasury Bonds     U.S. Government   2027   6 3/8   30,770   USD    34,990,981 35,616,275 6.96
U.S. Treasury Notes     U.S. Government   2003   4 1/4   26,095   USD    25,800,378 25,781,077 5.04
New Zealand (Gov. of)   Foreign Gov Bonds 2004   8       42,565   NZD    24,040,482 25,726,188 5.02
United Kingdom Treasury Foreign Gov Bonds 2002   7       14,180   GBP    25,361,804 25,180,525 4.92
Germany (Fed. Rep. of)  Foreign Gov Bonds 2003   7 1/8   16,765   DEM    23,038,112 21,845,089 4.27
United Kingdom Treasury Foreign Gov Bonds 2002   9 3/4   10,705   GBP    19,829,109 20,620,988 4.03
Kreditanstalt Fuer
Wiederaug               Corporate Bonds   2009   5       14,802   DEM    15,857,277 18,358,072 3.59
Netherlands (Gov. of)   Foreign Gov Bonds 2000   9       14,614   NLG    18,370,996 17,856,122 3.49
France (Gov. of)        Foreign Gov Bonds 2007   5 1/2   12,958   FRF    14,992,522 16,700,368 3.26
Germany (Fed. Rep. of)  Foreign Gov Bonds 2009   3 3/4   11,660   DEM     8,017,486 13,374,830 2.61
Canada (Gov. of)        Foreign Gov Bond  2007   7 1/4   16,975   CAD    13,304,209 13,029,156 2.54
Sweden (Gov. of)        Foreign Gov Bonds 2014   6 3/4   74,900   SEK    11,626,119 12,225,336 2.39
U.S. Treasury Notes     U.S. Government   2008   4 3/4   11,540   USD    11,631,959 11,631,974 2.27
Netherlands (Gov. of)   Foreign Gov Bonds 2023   7 1/2    6,848   NLG     9,969,170 11,093,573 2.17
Australia (Gov. of)     Foreign Gov Bonds 2006   6 3/4   15,785   AUD    10,959,431 11,059,800 2.16
Spain (Gov. of)         Foreign Gov Bonds 2009   5 1/7    8,730   ESP    10,764,820 10,735,220 2.10
Italy (Gov. of)         Foreign Gov Bonds 2005  10 1/2    6,507   ITL    10,625,289 10,359,753 2.02
U.S. Treasury Notes     U.S. Government   2007   6 1/8    8,415   USD     8,581,142  9,205,253 1.80
Denmark (Gov. of)       Foreign Gov Bonds 2001   4       58,805   DKK     9,273,493  9,089,812 1.78
United Mexican States   Foreign Gov Bonds 2019   6 1/4   11,560   USD     4,781,369  8,785,600 1.72
U.S. Treasury Bonds     U.S. Government   2028   5 1/4    7,685   USD     7,620,158  7,873,513 1.54
New Zealand (Gov. of)   Foreign Gov Bonds 2002   10      11,795   NZD     7,235,043  7,230,666 1.41
Italy (Gov. of)         Foreign Gov Bonds 2002   5 3/4    5,828   ITL     6,536,945  7,198,698 1.41
Hellenic Greece (Rep of)Foreign Gov Bonds 2002   9 1/5  550,000   GRD     6,136,925  6,376,793 1.25
Bulgaria (Rep. of)      Brady Bonds       2024   6 2/3    1,640   USD     6,468,962  5,407,188 1.06
New Zealand (Gov. of)   Foreign Gov Bonds 2000   6 1/2    8,270   NZD     4,384,250  4,541,133 0.89
Hypothebk in Essen      Corporate Bonds   2009   4        3,915   USD     4,454,183  4,400,454 0.86
Diamond Holdings        Corporate Bonds   2008   10       2,500   USD     1,995,785  4,338,688 0.85
Sweden (Gov. of)        Foreign Gov Bonds 2000   10 1/4  30,700   SEK     4,324,230  4,270,880 0.83
    TOTALS                                                              406,177,904 425,371,177

V.   FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

     This part is translated from the English source; omitted in English translation.


VI.  SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT
     TRUST SECURITIES

1.   Transfer of the Shares
          The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O.Box 989, Boston, MA 02103, U. S. A.
          The Japanese investors who entrust the custody of their shares to a Handling Securities Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.
          No fee is chargeable for the transfer of shares.
2.   The Closing Period of the Shareholders' Book
          No provision is made.
3. There are no annual shareholders' meetings. Special shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.
4.   No special privilege is granted to shareholders.
     The acquisition of shares by any person may be restricted.

VII. REFERENCE INFORMATION
(1)  The following documents were filed with the Ministry of
     Finance of Japan or the Director of Kanto Local Finance
     Bureau in connection with the Fund.
          April 30, 1998:     Annual Securities Report
                              Amendment to Securities Registration Statement
          July 31, 1998:      Annual Semi-annual Report
                              Amendment to Securities Registration Statement
          August 13, 1998     Amendment to Securities Registration Statement
          November 13, 1998:  Securities Registration Statement
(2) The ornamental design is used in cover page of the Japanese Prospectus.
(3)  The following must be set forth in the Prospectus.
     Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of
     Part I., Information on the securities, "I. Descriptions of the Fund", "III. Outline of Other Related Companies" and "IV. Financial Condition of the Fund" in Part II,
     Information on the Issuer, of the SRS.
(4)  Summarized Preliminary Prospectus will be used.
     Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below, as the document
     (Summarized Preliminary Prospectus) as set forth at Item
     1.(1)(b), of Article 12 of the Ordinance Concerning the
     Disclosure of the Content, etc. of the Specified
     Securities.
     As performance information, the average of the annual yield calculated in respect of immediately preceding 30 days may be added in percentage up to one decimal places
     (rounding down to second decimal places).